UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21913

DundeeWealth Funds
(Exact name of registrant as specified in charter)

1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Peter Moran DundeeWealth US, LP 1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Name and address of agent for service)

Registrant’s telephone number, including area code:		610-854-0900

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

September 30, 2011

Dynamic Canadian Equity Income Fund (formerly, Dynamic Infrastructure Fund)

Dynamic Contrarian Advantage Fund

Dynamic Discovery Fund

Dynamic Gold & Precious Metals Fund

Dynamic U.S. Growth Fund

Dynamic Energy Income Fund

Dynamic Canadian Value Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

11	Investment Review

18	Schedule of Investments

28	Financial Statements

46	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm

60	Interested and Independent Trustees of the Trust

61	Officers of the Trust

62	Additional Fund Information

This report is submitted for the general information of the Funds' shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds' current prospectus.

Shares of the Funds are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

Dynamic Funds 2011 Annual Report

Letter to Shareholders

September 30, 2011

(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Dynamic Funds. In this report, you will find important financial information about the Dynamic Funds, as well as discussion of investment performance and a complete list of portfolio holdings as of September 30, 2011.

During the fiscal year ended September 30, 2011, investors faced widespread uncertainty in domestic and world markets. A wave of revolutionary demonstrations and protests spread throughout the Arab world. Leadership in Europe attempted to navigate a sovereign debt crisis in Greece that threatens the very stability of the European Union itself. Concerns mounted about China's ability to simultaneously control inflation and maintain rapid economic growth. And, finally, one of the premier debt rating agencies, Standard & Poor's, downgraded United States Treasury debt after Congressional infighting and inaction yielded no clear path to deficit reduction. Any single one of those issues would have roiled the markets, but taken together, they created massive challenges for investors attempting to navigate the markets with a long term view.

At DundeeWealth, our Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our Funds employ a sub-advised structure, in which DundeeWealth partners with well established asset management firms – some are our affiliates, others are independent. Our portfolio managers focus their efforts on identifying the most attractive investment opportunities within their respective mandates and are able to create portfolios of only those companies in which they have highest conviction. We believe this combination of skill, experience, discipline and perspective allows our managers to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

On February 1, 2011, DundeeWealth was acquired by The Bank of Nova Scotia ("Scotiabank") and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank's global wealth management division. This transaction has not resulted in any changes to the investment approach of our Funds, or to the services we provide. It has given us the opportunity to become a part of one of North America's premier financial institutions and Canada's most international bank. Through its team of more than 70,000 employees, Scotiabank and its affiliates offer a broad range of products and services, including personal, commercial, corporate and investment banking to more than 18.6 million customers in more than 50 countries around the world. Scotiabank trades on the Toronto Stock Exchange ("TSX") and the New York Stock Exchange under the symbol BNS. We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be better able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Dynamic Funds. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Dynamic Funds 2011 Annual Report

Disclosure of Fund Expenses

For the Six Month Period April 1, 2011 to September 30, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Canadian Equity Income Fund (formerly, Dynamic Infrastructure Fund), Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund, and Dynamic Canadian Value Fund (each a "Fund", and collectively, the "Funds"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Funds and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Funds' costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds had no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expense Ratio(1)	Expenses Paid During the Period 4/01/11 to 9/30/11(2)
Dynamic Canadian Equity Income Fund - Class I
Actual Fund Return	$1,000.00	$969.00	1.25%	$6.17
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Contrarian Advantage Fund - Class I
Actual Fund Return	$1,000.00	$888.60	1.15%	$5.44
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82
Dynamic Discovery Fund - Class I
Actual Fund Return	$1,000.00	$848.00	1.25%	$5.79
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic Gold & Precious Metals - Class I
Actual Fund Return	$1,000.00	$783.49	1.25%	$5.59
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33
Dynamic U.S. Growth Fund - Class I
Actual Fund Return	$1,000.00	$882.37	0.95%	$4.48
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81
Dynamic Energy Income Fund - Class I
Actual Fund Return	$1,000.00	$832.05	1.15%	$5.28
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82
Dynamic Canadian Value Fund - Class I
Actual Fund Return	$1,000.00	$680.91	0.93%	$3.92
Hypothetical 5% Return	$1,000.00	$1,020.41	0.93%	$4.71

(1)  Annualized, based on the Funds' expenses for the period.

(2)  Expenses are equal to the Funds' annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Canadian Equity Income Fund (Unaudited)*

Average Annual Total Returns**

As of September 30, 2011

Class I
1 year	7.62%
Since Inception (4/01/09)	19.49%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Effective September 30, 2011, the Fund changed its name from the "Dynamic Infrastructure Fund" to the "Dynamic Canadian Equity Income Fund." Additionally, the Fund changed its prior investment objective of long-term capital appreciation to an investment objective of high income and long-term capital appreciation. The Fund's prior principal investment strategy of investing at least 80% of its assets in infrastructure and infrastructure-related industries was also changed to investing at least 80% of its assets in the equity securities of companies located in Canada. Accordingly, the performance information presented below represents the performance of the Fund's prior mandate.

**  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

***  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its prior investment objective on April 1, 2009.

****  Effective September 30, 2011, the Standard & Poor's/Toronto Stock Exchange Equity Income Index and Standard & Poor's/Toronto Stock Exchange Composite Index (the "New Benchmarks") have replaced the Standard & Poor's Global Infrastructure Index and Morgan Stanley Capital International (MSCI) World Index (the "Prior Benchmarks") as more appropriate benchmarks for the Fund. The Standard & Poor's/Toronto Stock Exchange Equity Income Index began its performance on December 20, 2010. As such, since inception return is not shown for the Standard & Poor's/Toronto Stock Exchange Equity Income Index in the above graph. In order to provide a consistent presentation of the Fund versus its New and Prior Benchmarks, the chart on the following page shows the growth of a $10,000 investment in the Fund since December 20, 2010 versus the growth of a $10,000 investment in each of the New and Prior Benchmarks for the same time period.

Dynamic Funds 2011 Annual Report

Performance

(Continued)

Dynamic Canadian Equity Income Fund (Unaudited)

Growth of a $10,000 investment since December 20, 2010

  Class I

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The small and mid cap companies, REITs, Income Trusts and MLPs the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund's shares may reflect that volatility.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P Global Infrastructure Index consists of 75 companies from around the world that represent the listed infrastructure universe. In order to create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The S&P/TSX Equity Income Index is a strategy index focused on dividend income. The index is made up of 50 to 75 stocks selected from the S&P/TSX Composite, the headline index and principal broad market measure for the Canadian equity market. The S&P/TSX Composite Index TR is a broad economic sector index comprising approximately 70% of the market capitalization for Canadian-based, Toronto Stock Exchange listed companies. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 1.25%.

In the Fund's current prospectus, the Fund's gross expense ratio is 20.26%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Contrarian Advantage Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	1.91%
Since Inception (4/02/09)	11.13%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

The Fund seeks to invest in dividend-paying companies. There can be no assurance that companies will continue to pay or increase its dividends.

The Fund may also invest internationally which involves special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the portfolio manager's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 1.15%.

In the Fund's current prospectus, the Fund's gross expense ratio is 19.97%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Discovery Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	(1.21)%
Since Inception (4/02/09)	13.05%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the portfolio manager's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 1.25%.

In the Fund's current prospectus, the Fund's gross expense ratio is 20.48%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Gold & Precious Metals Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	(9.88)%
Since Inception (4/01/09)	33.24%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is subject to the risk that its investments in precious metals, or in equity securities of businesses engaged primarily in precious metals activities, may be subject to pronounced cycles and widely varying conditions in the markets and may underperform other market segments or the equity markets as a whole. Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Moreover, investment approaches devoted to precious metals may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the strategy to underperform peers that also seek capital appreciation but use different approaches to select investments.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Global Gold Index is designed to provide an investable index of global gold securities. Eligible Securities are classified under the Global Industry Classification Standard (GICS®) Code 15104030 which includes producers of gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 1.25%

In the Fund's current prospectus, the Fund's gross expense ratio is 6.33%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic U.S. Growth Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	16.54%
Since Inception (4/01/09)	35.87%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may be concentrated in a specific sector, industry or issuer and may be subject to greater risk from downturns affecting a specific issuer or industry.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 0.95%

In the Fund's current prospectus, the Fund's gross expense ratio is 6.14%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Energy Income Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	1.98%
Since Inception (8/18/09)	15.99%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on August 14, 2009, the Fund began investing consistent with its investment objective on August 18, 2009.

***  On February 2, 2011 the Board of Trustees approved a change in benchmark for the Fund from the Standard & Poor's/Toronto Stock Exchange Capped Energy Trust Index ("Prior Index") to the Standard & Poor's/Toronto Stock Exchange Capped Energy Index. This change was made in light of the conversion of the income trust constituent holdings of the Prior Index to corporations and the March 2011 discontinuation of the Prior Index.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund's investments in equity securities and income trust and MLP units may fluctuate drastically from day-to-day causing price volatility and possible loss of principal.

The Fund is subject to the risk that its investments in securities of companies involved in energy, alternative energy or related activities, may underperform other market segments or the equity markets as a whole. The Fund's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

S&P/TSX Capped Energy Trust Index is a subset of the broad-based S&P/TSX Capped Income Trust Index maintained by the S&P/TSX Canadian Index Policy Committee. Only larger Canadian income trusts listed on the Toronto Stock Exchange that meet certain criteria and are within the appropriate Global Industry Classification Standard are included in the Index. Individual constituent energy income trusts will have their relative weights capped at 25% of the S&P/TSX Capped Energy Trust Index. The S&P/TSX Capped Energy Index includes all the stocks that fall under the S&P/TSX Composite Index – Energy Sector, except 3 Global Industry Classification Standard sub-industries (Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation and Coal & Consumable Fuels). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 1.15%.

In the Fund's current prospectus, the Fund's expense ratio is 10.43%.

Dynamic Funds 2011 Annual Report

Performance

Dynamic Canadian Value Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	(21.45)%
Since Inception (9/30/10)	(21.45)%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on September 30, 2010, the Fund began investing consistent with its investment objective on September 30, 2010.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the portfolio manager's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Composite Index TR is a broad economic sector index comprising approximately 70% of the market capitalization for Canadian-based, Toronto Stock Exchange listed companies. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 0.93%.

In the Fund's current prospectus, the Fund's gross expense ratio is 3.18%.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Canadian Equity Income Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

Effective September 30, 2011, the Fund changed its name from the "Dynamic Infrastructure Fund" to the "Dynamic Canadian Equity Income Fund." Additionally, the Fund changed its prior investment objective of long-term capital appreciation to an investment objective of high income and long-term capital appreciation. The Fund's prior principal investment strategy of investing at least 80% of its assets in infrastructure and infrastructure-related industries was also changed to investing at least 80% of its assets in the equity securities of companies located in Canada. Under its new mandate, the Fund primarily invests in a wide range of income producing securities including dividend paying Canadian equity securities and real estate investment trusts. The Fund's management team employs a Quality at a Reasonable Price (QUARPTM) philosophy and uses strict due diligence measures in determining "best in class" businesses for the portfolio. The Fund seeks to invest in businesses with sustainable cash flow distributions, dominant positions in their respective industry sector and management holding a significant equity stake.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 7.62% versus a return of -1.09% for its prior benchmark, the S&P Global Infrastructure Index, for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2011, the Fund returned 19.49% versus a return of 17.14% achieved by the S&P Global Infrastructure Index.

The Fund's outperformance as compared to its prior benchmark for the fiscal year was driven by both positive allocation effect at the country level and strong stock selection. An overweight position in Canada and underweight (zero) positions in Japan and Germany were positive contributors to relative performance versus the Fund's benchmark. The Fund specifically benefitted from strong stock selection in the United Kingdom. The five largest individual contributors to positive relative performance were underweight (zero) positions in Tokyo Electric Power Co. Inc., RWE AG and E.ON AG and overweight positions in ITC Holdings Corp. and Severn Trent PLC. The largest individual detractor during the fiscal year was an underweight (zero) position in El Paso Corp. which is a holding in the benchmark that performed well during the fiscal year. The Fund manager maintained a substantial cash position throughout the majority of the fiscal year to protect shareholder capital in times of above-average market volatility and to allow the Fund manager to take advantage of opportunities as they arose through the Fund's investment process.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Contrarian Advantage Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund seeks to capitalize on dividend growth as a strong indicator of stock price performance. The portfolio manager uses dividend policy as a measure of a company's financial strength. The portfolio manager screens a broad universe to identify well-managed companies capable of initiating or increasing their dividends and invests in those companies that trade below their intrinsic value. This Fund is not managed to generate current income, instead it focuses on businesses with growing cash flows to deliver capital appreciation. The Fund may employ the use of derivative investments to actively hedge against adverse price movements that may result from local currency and/or equity market exposure. The use of derivative investments and cash or cash equivalents may also be implemented for temporary defensive purposes in an effort to reduce portfolio risk.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 2.00% versus a return of -3.84% for its benchmark, the MSCI World Index, for the same period. Since the inception of the Fund on April 2, 2009 through September 30, 2011, the Fund returned 11.13% versus a return of 13.99% achieved by the MSCI World Index.

The Fund's outperformance as compared to its prior benchmark during the fiscal year was driven primarily by positive stock selection and a defensive cash position. Allocation effect was positive as the Fund reduced its cyclical sector exposures and increased its exposure to more stable and higher dividend paying large cap stocks. Stock selection effect was particularly positive in the Information Technology, Energy and Financials sectors and in the countries of Canada and the U.S. The largest contributor to the Fund's relative performance during the fiscal year was its defensive cash position. At the individual security level, the most notable contributors included Baytex Energy Corp., Accenture PLC, ITC Holdings Corp., Sulzer AG and Comcast Corp while the largest individual detractor from relative return was an overweight position in Israel Chemicals Ltd.

The portfolio manager continues to apply a rigorous approach to analyze a broad, multi-regional investment universe and to uncover investment opportunities around the world. During the most recent quarter, the portfolio manager took a proactive approach to capital preservation by raising cash and utilizing index futures to protect the Fund's downside risk exposure. An above-average cash position may continue to be used for defensive purposes and held in reserve to take advantage of investment opportunities as they present themselves.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Discovery Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund invests in companies that demonstrate compelling growth potential, but have been ignored or discarded by the general marketplace. Employing bottom-up research, the Fund's portfolio manager is neither distracted by prevailing market sentiment nor other emotional indicators. Research is used to identify companies with catalysts including hidden assets, successful restructuring potential, the ability to initiate or increase a dividend, or temporary undervaluation due to country risk or sector underperformance. The Fund may employ the use of derivative investments to actively hedge against adverse price movements that may result from local currency and/or equity market exposure. Allocations to cash, derivatives, and larger capitalization companies may be used to reduce portfolio risk.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned -1.13% versus a return of -3.84% for its benchmark, the MSCI World Index, for the same period. Since the inception of the Fund on April 2, 2009 through the period ended September 30, 2011, the Fund returned 13.05% versus a return of 13.99% achieved by the MSCI World Index.

The Fund's performance was helped by strong stock selection within the Information Technology, Financials and Materials sectors and also by several strong performing companies in Israel, Italy, Austria and the United Kingdom. Allocation decisions to the Consumer Staples sector hurt relative return despite a positive allocation effect from the Financials sector. Investments in Bulgari SPA, Weir Group PLC, Central Fund of Canada Ltd., and Accenture PLC and the Fund's cash position were the five largest individual contributors while Legacy Oil + Gas Inc., a short S&P futures contract, Toyota Industries Corp., British American Tobacco PLC and Air Lease Corp. were the five largest individual detractors from relative performance.

The portfolio manager continues to apply a rigorous approach to analyze a broad, multi-regional investment universe and to uncover investment opportunities around the world. Given the fact that the U.S. credit market is still lacking formation and Eurozone economies are flirting with recession, the portfolio manager is maintaining a defensive posture in the Fund to ensure downside protection and volatility mitigation for shareholders. An above-average cash position in the Fund has cushioned returns on extreme days in the equity market and will continue to be held in reserve to take advantage of opportunities as they present themselves. The Fund exited its positions in several precious-metals related companies and the portfolio manager remains skeptical about investment in the more economically cyclical businesses until stronger signs of a stabilizing economy are evident.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Gold & Precious Metals Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund invests in securities of companies that are engaged primarily in activities related to gold and various precious metals. The Fund may also invest directly in gold and various precious metals in the form of bullion or storage receipts. Gold has been used as a store of wealth and medium of exchange for thousands of years. It is an essential part of the foreign exchange reserves of almost every nation, and may be a valuable component of an investor's portfolio. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 9.88% versus a return of -2.26% for its benchmark, the S&P/TSX Global Gold Index, for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2011, the Fund returned 33.24% versus a return of 13.75% achieved by the S&P/TSX Global Gold Index.

The Fund underperformed the benchmark during the fiscal year primarily due to an overweight in small capitalization companies. Poor returns from the Canadian junior mining sector, which includes companies below a $1.5 billion market capitalization, accounted for the majority of the underperformance. Investments in San Gold Corp., Volta Resources Inc., Keegan Resources Inc. and Aurizon Mines Ltd and an underweight (zero) allocation to Goldcorp Inc. were the five largest detractors on a relative basis. The Fund's relative return was helped by an overweight position in Richfield Ventures Corp., which was acquired by New Gold Inc. in an all-stock transaction in April 2011 and saw its shares rally over 200% during the fiscal year.

While the gold equity markets suffered, physical gold prices were driven higher during the fiscal year as the debt crisis in Europe continued to plague the financial markets. Central bank demand for physical gold remained strong and the IMF reported that Thailand, Russia, and Bolivia added to their respective tonnage reserves, as Venezuela sought to consolidate its reserves by moving hundreds of tons of bullion from abroad into its own central bank vaults. With many central bankers seeking to stabilize their respective economies through money supply growth and with a solution to the European debt quandary still in the offing, the Fund's portfolio manager continues to expect above-average volatility within the commodity markets in the near-term.

The portfolio manager continues to display high conviction as the top ten stock holdings represent more than half of the Fund's total assets. The Fund also remains focused on an all-cap approach, identifying opportunities among both mid and large-sized gold production companies, as well as across smaller capitalization companies focused on the exploration and development of gold and precious metals.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic U.S. Growth Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. A bottom-up approach is employed to construct a portfolio of the fastest-growing companies in the U.S. economy. A focus on real earnings growth is used to build a strong foundation for the Fund's portfolio. The Fund employs an active trading strategy designed to capture added value as these stocks fluctuate through their individual cycles of growth and earnings period announcements.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 16.54% versus return of 3.78% for its benchmark, the Russell 1000 Growth Index, for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2011, the Fund returned 35.87% versus a return of 18.54% achieved by the Russell 1000 Growth Index.

The S&P 500 Index, a proxy for the U.S. equity market, posted its worst quarterly performance since the fourth quarter in 2008 by falling 13.9% for the quarter ended September 30, 2011. Investor sentiment eroded further during the most recent quarter with Standard & Poor's downgrade of U.S. debt, abysmal unemployment figures, downward revisions to U.S. GDP projections, and continued weakness from the U.S. consumer. The biggest concern heading into this most recent quarter was the perpetual game of European Whac-a-Mole – as one country's problem got thumped, another popped up. As the summer months progressed, problems erupted beyond Europe and what proved to be a horrid third calendar quarter for equity markets ended with new concerns surfacing in China. As a result of tightening monetary policy, Chinese manufacturing during the third calendar quarter had its worst three months since 2009. The Shanghai Composite fell to its lowest level since 2009, and fear of a hard landing prompted an aggressive sell-off of anything China-related, including commodities and high-end retail goods companies.

This unprecedented volatility led to extraordinarily high individual stock price correlations during the fiscal year, making it difficult to seize stock specific opportunities. According to Goldman Sachs Global ECS Research, the average correlation of price movement among individual stocks within the S&P 500 Index rose above 75% during the third calendar quarter, surpassing levels reached in 2008 and well above the 20-year average. From the portfolio manager's perspective, macro-economic fears were being injected into the market and dragging down some of the most compelling stock specific opportunities among secular growth companies represented in the Fund.

The Fund's strong outperformance as compared to its benchmark for the fiscal year was primarily driven by stock selection decisions within the Consumer Discretionary, Health Care, Consumer Staples and Information Technology sectors and an underweight (zero) allocation decision to the Industrials sector. The top seven contributors to performance included Alexion Pharmaceuticals Inc., Chipotle Mexican Grill Inc., Whole Foods Market Inc., Under Armour Inc., Acme Packet Inc., Ulta Salon Cosmetics & Fragrance Inc. and BroadSoft Inc. Notable detractors included overweight positions in VMware Inc. and First Solar Inc. and the Fund's cash position.

The portfolio manager remains committed to implementing a consistent and disciplined investment process and continues to uncover what he believes are attractive long-term growth investment opportunities. The portfolio manager has experienced times of panic and market upheaval during his investing career and it is these experiences which have shaped his focus on identifying and investing in stock specific growth opportunities. The portfolio manager continues to focus his efforts on building a concentrated portfolio with 20 to 25 stocks that he believes are today's most compelling growth opportunities.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Energy Income Fund

September 30, 2011 (Unaudited)

Investment Philosophy & Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund is an actively-managed portfolio of equity securities of domestic and foreign companies that primarily operate in the exploration, development, production and/or sale of oil, natural gas and other commodities. The Fund may also invest in companies involved in the development and distribution of power and water resources and/or the development of energy pipelines. The Fund invests primarily in Canadian securities and seeks to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 1.98% versus a return of -14.48% for its benchmark, the S&P/TSX Capped Energy Index, for the same period. Since the inception of the Fund on August 18, 2009 through September 30, 2011, the Fund returned 15.99% versus a return of 1.50% achieved by the S&P/TSX Capped Energy Index.

During the fiscal year, the Fund experienced a positive return and provided strong downside protection relative to its benchmark. The Fund's stock selection and income-orientation within the Canadian Energy sector was the primary driver of Fund performance relative to the benchmark. The seven largest individual contributors to performance were overweight allocations to Veresen Inc., Pembina Pipleline Corp., Black Diamond Group Ltd., Keyera Corp. and Provident Energy Ltd., the Fund's cash position and an underweight (zero) allocation to Encana Corp. The largest individual detractor on a relative basis was an underweight (zero) position in Cenovus Energy Inc., which was a strong performer in the benchmark during the fiscal year. Relative performance was also adversely affected by forward contracts used by the manager to hedge currency risk.

With the legacy tax regime of energy income trust securities in Canada finally in the past, the Fund's portfolio management team continues to believe that the ability to differentiate through active management and stock selection within the Fund will remain paramount to achieving the Fund's objectives. The Fund's portfolio management team also believes that the increased volatility within the commodity sector may present opportunities for the long-term investor that is able to identify and capitalize on short-term security mispricing. The Fund's portfolio management team remains committed to investing in what it believes are the most attractive growth and income opportunities in this unique segment of the global energy market.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Investment Review

Dynamic Canadian Value Fund

September 30, 2011 (Unaudited)

Investment Philosophy and Process

Goodman & Company NY, Ltd. ("Goodman") serves as the sub-adviser to the Fund and is the U.S. asset management subsidiary of DundeeWealth Inc. Supported by a team of fundamental analysts, market strategists, economists and traders, Goodman's portfolio managers build high-conviction globally oriented portfolios. Goodman offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund seeks long-term capital appreciation by employing a deep-value, contrarian investment approach. The Fund utilizes a fundamental, bottom-up research process to identify and invest in what the portfolio manager believes to be the most attractive opportunities within the Canadian equity market. The Fund will seek to own fundamentally sound companies that are out-of-favor or are operating in sectors or industries that have been neglected or misunderstood by the broader market. By purchasing stocks at what the portfolio manager believes to represent a discount to their intrinsic value, the Fund aims to provide investors with attractive upside potential and adequate downside protection. The Fund was closed to new investment on October 14, 2011 and subsequently liquidated on November 18, 2011.

Performance Review

During the fiscal year ended September 30, 2011, the Fund returned -21.45% versus a return of -5.05% for its benchmark, the S&P/TSX Composite Index, for the same period. Since the inception of the Fund on September 30, 2010 through September 30, 2011, the Fund returned -21.45% versus a return of -5.05% achieved by the S&P/TSX Composite.

The Fund's portfolio manager significantly underperformed the S&P/TSX Composite during the fiscal year as a result of both negative selection effect and negative allocation effect. Sector allocation and stock specific investments in the Energy, Financials, Materials and Information Technology sectors adversely impacted the Fund's relative returns. Additionally, the Fund's underweight positions in more defensive sectors such as Consumer Staples, Utilities and Health Care also hurt relative performance as these sectors performed well within the benchmark. The five largest individual detractors were Erdene Resource Development Corp., Bank of America Corp., Research In Motion Ltd., Quadra FNX Mining Ltd. and the Fund's cash position.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Canadian Equity Income Fund

September 30, 2011

	Number of Shares/Units	Market Value
COMMON STOCKS - 90.3%
Bermuda - 2.2%
Brookfield Infrastructure Partners LP	800	$19,472
Canada †† - 82.7%
Alaris Royalty Corp. †	900	13,647
Algonquin Power & Utilities Corp. †	3,300	18,108
Baytex Energy Corp. †	400	16,723
BCE, Inc. †	1,000	37,494
Boardwalk Real Estate Investment Trust, REIT †	600	27,587
Brookfield Asset Management, Inc., Class A †	1,100	30,421
Brookfield Renewable Power Fund (a) †	700	17,295
Canadian Helicopters Group, Inc., Class A †	800	16,994
Canadian National Railway Co. †	200	13,366
Canexus Corp. (a) †	1,700	9,523
Churchill Corp., Class A †	587	7,333
Crescent Point Energy Corp. †	700	26,353
Dundee Real Estate Investment Trust, REIT †	1,400	42,445
Emera, Inc. †	500	15,417
Enbridge, Inc. †	1,364	43,540
Enerplus Corp. †	700	17,281
Genivar, Inc. †	600	12,167
H&R Real Estate Investment Trust, REIT (a) †	2,100	42,024
Innergex Renewable Energy, Inc. †	4,560	40,687
Keyera Corp. †	500	21,662
Morneau Shepell, Inc. †	4,000	36,454
Northland Power, Inc. †	1,116	17,072
Parallel Energy Trust (a) †	2,000	16,700
Pembina Pipeline Corp. †	400	9,791
Pizza Pizza Royalty Income Fund (a) †	2,200	17,215
Provident Energy, Ltd. †	2,569	21,034
Rogers Communications, Inc., Class B †	600	20,538
The Keg Royalties Income Fund (a) †	1,500	17,177
The Toronto-Dominion Bank †	600	42,708
TransCanada Corp. †	1,046	42,463
Transglobe Apartment Real Estate Investment Trust, REIT (a) †	900	9,430
Veresen, Inc. †	1,408	19,805
Vermilion Energy, Inc. †	6	252
		740,706
United States - 5.4%
Northeast Utilities	700	23,555
Southern Co.	600	25,422
		48,977
Total Common Stocks (Cost $797,620)		809,155

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 23.4%
BNY Mellon Cash Reserve, 0.05%*, due 10/03/11	$209,952	$209,952
Total Short-Term Investments (Cost $209,952)		209,952
Total Investments - 113.7% (Cost $1,007,572)**		1,019,107
Forward Foreign Currency Exchange Contract - 1.2% (Unrealized appreciation)		10,304
Liabilities in Excess of Other Assets - (14.9)%		(133,660)
NET ASSETS - 100.0%		$895,751

Forward Foreign Currency Exchange Contracts as of 9/30/11 were as follows:

Long Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ Depreciation
EUR	25,600	USD	34,422	11/03/11	$(133)
GBP	12,000	USD	18,670	11/03/11	36
Total Unrealized Depreciation					$(97)
Short Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	594,813	CAD	614,000	11/03/11	$9,374
USD	35,066	EUR	25,600	11/03/11	777
USD	18,957	GBP	12,000	11/03/11	250
Total Unrealized Appreciation					$10,401

†  Fair valued security. The aggregate value of fair valued securities is $740,706 comprising 82.69% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

(a)  Denoted in units.

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

REIT  Real Estate Investment Trust

USD  United States Dollar

*  Current yield as of September 30, 2011.

**  Aggregate tax cost is $1,006,525 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$38,942
Gross unrealized depreciation	(26,360)
Net unrealized appreciation	$12,582
Sector Allocation	% of Net Assets
Energy	26.3%
Financial	23.2
Utilities	19.8
Industrials	9.6
Telecommunication Services	6.5
Consumer Discretionary	3.8
Materials	1.1
Cash and other	9.7
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Contrarian Advantage Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 45.3%
Australia - 0.2%
Iluka Resources, Ltd. †	100	$1,169
Canada†† - 0.3%
Franco-Nevada Corp. †	50	1,809
Ireland - 3.0%
Accenture plc, Class A	385	20,282
Sweden - 1.7%
Atlas Copco AB, Class A †	640	11,305
United Kingdom - 2.0%
Royal Dutch Shell plc, Class A †	430	13,337
United States - 38.1%
American Tower Corp., Class A *	280	15,064
BorgWarner, Inc.*	100	6,053
Boston Properties, Inc., REIT	200	17,820
Brinker International, Inc.	600	12,552
CBS Corp., Class B	300	6,114
Comcast Corp., Class A	335	7,001
Exxon Mobil Corp.	290	21,063
International Business Machines Corp.	120	21,004
International Flavors & Fragrances, Inc.	130	7,308
ITC Holdings Corp.	190	14,712
McDonald's Corp.	150	13,173
NIKE, Inc., Class B	160	13,682
Norfolk Southern Corp.	100	6,102
Northeast Utilities	420	14,133
Oracle Corp.	465	13,364
Simon Property Group, Inc., REIT	180	19,796
Southern Co.	500	21,185
Tiffany & Co.	100	6,082
TJX Companies, Inc.	260	14,422
WW Grainger, Inc.	50	7,477
		258,107
Total Common Stocks (Cost $312,260)		306,009

	Number of Contracts	Expiration Date/ Exercise Price
PUT OPTIONS PURCHASED - 3.4%
SPDR S&P 500 ETF Trust	3	Jan. 2013/$110	4,473
SPDR S&P 500 ETF Trust	11	Jan. 2013/$115	18,535
Total Put Options Purchased (Cost $18,157)			23,008

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 45.2%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$305,851	$305,851
Total Short-Term Investments (Cost $305,851)		305,851
Total Investments - 93.9% (Cost $636,268)***		634,868
Put Options Written - (1.6)% (Premiums received $7,380)		(10,704)
Future Contracts - 1.2% (Unrealized appreciation)		8,093
Forward Foreign Currency Exchange Contracts - 0.2% (Unrealized appreciation)		1,469
Other Assets Less Liabilities - 6.3%		42,564
NET ASSETS - 100.0%		$676,290

Put Options Written as of 9/30/11 were as follows:

Number of Contracts	Put Options Written	Counterparty	Expiration Date/ Exercise Price	Market Value
3	SPDR S&P 500 ETF Trust	Credit Suisse	Jan. 2013/$80	$1,629
8	SPDR S&P 500 ETF Trust	Credit Suisse	Jan. 2013/$90	6,600
3	SPDR S&P 500 ETF Trust	Merrill Lynch	Jan. 2013/$90	2,475
Total (Premiums received $7,380)				$10,704

Future Contracts as of 9/30/11 were as follows:

Number of Contracts		Expiration Date	Unrealized Appreciation
3	S & P 500 Index Futures (E-Mini)	Dec. 2011	$8,093
Total Appreciation			$8,093

Forward Foreign Currency Exchange Contracts as of 9/30/11 were as follows:

Long Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Depreciation
CAD	3,300	USD	3,169	10/19/11	$(22)
CAD	22,000	USD	21,301	11/03/11	(324)
SEK	61,200	USD	9,225	11/03/11	(322)
Total Unrealized Depreciation					$(668)

Short Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	32,385	CAD	32,000	11/03/11	$1,874
USD	9,167	SEK	61,200	11/03/11	263
Total Unrealized Appreciation					$2,137

†  Fair valued security. The aggregate value of fair valued securities is $27,620 comprising 4.08% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

Dynamic Funds 2011 Annual Report

Schedule of Investments
(Continued)

Dynamic Contrarian Advantage Fund

September 30, 2011

CAD  Canadian Dollar

REIT  Real Estate Investment Trust

SEK  Swedish Krona

USD  United States Dollar

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $637,750 net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,770
Gross unrealized depreciation	(16,652)
Net unrealized depreciation	$(2,882)
Sector Allocation	% of Net Assets
Consumer Discretionary	11.7%
Information Technology	8.1
Utilities	7.4
Financial	5.6
Energy	5.1
Industrials	3.7
Telecommunication Services	2.2
Materials	1.5
Cash and other	54.7
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Discovery Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 53.0%
Austria - 0.9%
Andritz AG †	95	$7,789
Canada †† - 0.2%
Franco-Nevada Corp. †	45	1,628
Ireland - 2.0%
Accenture plc, Class A	330	17,384
Israel - 6.0%
Frutarom Industries, Ltd. †	3,395	28,722
Strauss Group, Ltd. †	1,845	23,427
		52,149
Switzerland - 8.1%
Schweiter Technologies AG †	70	38,294
Tamedia AG *†	250	32,514
		70,808
United Kingdom - 2.2%
Royal Dutch Shell plc, Class A*	550	17,058
The Weir Group plc †	70	1,677
		18,735
United States - 33.6%
Air Lease Corp.*	1,130	21,696
Apple, Inc.*	70	26,683
Bed Bath & Beyond, Inc. *	320	18,339
BorgWarner, Inc.*	150	9,080
Carpenter Technology Corp.	400	17,956
CBS Corp., Class B	360	7,337
Dollar Tree, Inc. *	250	18,778
Dresser-Rand Group, Inc.*	100	4,053
EMC Corp.*	405	8,501
Exxon Mobil Corp.	370	26,873
Globe Specialty Metals, Inc.	2,410	34,993
McDonald's Corp.	200	17,564
NIKE, Inc., Class B	210	17,957
Oracle Corp.	325	9,341
O'Reilly Automotive, Inc.	280	18,656
Tiffany & Co.	130	7,907
TJX Companies, Inc.	330	18,305
WW Grainger, Inc.	60	8,972
		292,991
Total Common Stocks (Cost $478,860)		461,484
WARRANTS - 0.1%
Canada - 0.1%
Kinross Gold Corp., Expire 9/03/13*	1,050	1,122
Total Warrants (Cost $4,292)		1,122

	Number of Contracts	Expiration Date/ Exercise Price	Market Value
PUT OPTIONS PURCHASED - 3.2%
SPDR S&P 500 ETF Trust	3	Jan. 2013/$110	$4,473
SPDR S&P 500 ETF Trust	14	Jan. 2013/$115	23,590
Total Put Options Purchased (Cost $22,146)			28,063

	Principal Amount
SHORT-TERM INVESTMENTS - 37.9%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$329,867	329,867
Total Short-Term Investments (Cost $329,867)		329,867
Total Investments - 94.2% (Cost $835,165)***		820,536
Put Options Written - (1.5)% (Premiums received $9,065)		(13,179)
Future Contracts - 1.2% (Unrealized appreciation)		10,790
Forward Foreign Currency Exchange Contracts - 0.4% (Unrealized appreciation)		3,722
Other Assets Less Liabilities - 5.7%		49,526
NET ASSETS - 100.0%		$871,395

Put Options Written as of 9/30/11 were as follows:

Number of Contracts	Put Options Written	Counterparty	Expiration Date/ Exercise Price	Market Value
3	SPDR S&P 500 ETF Trust	Credit Suisse	Jan. 2013/$80	$1,629
10	SPDR S&P 500 ETF Trust	Credit Suisse	Jan. 2013/$90	8,250
4	SPDR S&P 500 ETF Trust	Merrill Lynch	Jan. 2013/$90	3,300
Total (Premiums received $9,065)				$13,179

Future Contracts as of 9/30/11 were as follows:

Number of Contracts		Expiration Date	Unrealized Appreciation
4	S & P 500 Index Futures (E-Mini)	Dec. 2011	$10,790
Total Appreciation			$10,790

Dynamic Funds 2011 Annual Report

Schedule of Investments
(Continued)

Dynamic Discovery Fund

September 30, 2011

Forward Foreign Exchange Contracts as of 9/30/10 were as follows:

Long Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
CAD	4,200	USD	4,034	10/19/11	$(28)
CAD	29,000	USD	28,079	11/03/11	(428)
ILS	27,800	USD	7,502	11/03/11	(93)
Total Unrealized Depreciation					$(549)

Short Forward

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	41,190	CAD	40,700	11/03/11	$2,383
USD	57,970	CHF	51,500	11/03/11	1,114
USD	6,932	EUR	5,065	11/03/11	148
USD	48,174	ILS	178,400	11/03/11	626
Total Unrealized Appreciation					$4,271

†  Fair valued security. The aggregate value of fair valued securities is $151,109 comprising 17.34% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

ILS  Israeli New Sheqel

USD  United States Dollar

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $840,873 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$22,810
Gross unrealized depreciation	(43,147)
Net unrealized depreciation	$(20,337)
Sector Allocation	% of Net Assets
Consumer Discretionary	19.1%
Materials	9.7
Information Technology	7.1
Industrials	9.0
Energy	5.5
Consumer Staples	2.7
Cash and other	46.9
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Gold and Precious Metals Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 98.3%
Australia - 21.9%
Ampella Mining, Ltd.* †	711,583	$1,290,114
Azimuth Resources, Ltd.* †	1,000,000	415,586
Azumah Resources, Ltd.* †	775,000	266,942
Canyon Resources, Ltd.* †	505,153	238,381
Crusader Resources, Ltd.* †	220,000	231,881
Drake Resources, Ltd.* †	115,000	34,219
Gryphon Minerals, Ltd.* †	704,506	879,497
Middle Island Resources, Ltd.* †	40,000	10,548
Papillon Resources, Ltd.* †	1,627,786	823,138
Perseus Mining, Ltd.* †	1,550,000	4,550,194
Silver Lake Resources, Ltd.* †	261,200	640,151
		9,380,651
Bermuda - 0.7%
Continental Gold, Ltd.* †	50,000	316,824
Canada†† - 67.9%
Agnico-Eagle Mines, Ltd.	40,000	2,380,800
Alamos Gold, Inc. †	140,000	2,104,208
Almaden Minerals, Ltd.* †	18,000	46,035
Astur Gold Corp.* †	150,000	259,090
ATAC Resources, Ltd.* †	175,000	709,753
Augusta Resource Corp.* †	120,000	354,996
Aureus Mining, Inc.* †	210,000	230,461
Aurizon Mines, Ltd.* †	400,000	2,042,180
Bearing Resources, Ltd.* †	2,500	1,193
Belo Sun Mining Corp.* †	170,600	183,966
Calvista Gold Corp.* † ‡	83,300	54,055
Colorado Resources, Ltd. ‡	88,500	33,782
Crescent Resources Corp., Private Placement* ‡	116,500	7,782
CuOro Resources Corp.* †	50,000	62,983
Dunav Resources, Ltd.* †	150,000	62,983
Goldcorp, Inc.	40,000	1,825,600
Gowest Gold, Ltd.* †	60,000	10,020
Keegan Resources, Inc.* †	240,000	1,209,276
Kinross Gold Corp., New York	178,664	2,640,654
Kinross Gold Corp., Toronto †	21,336	317,016
Malbex Resources, Inc.* †	107,500	31,289
Malbex Resources, Inc.* ‡	142,500	41,476
Midas Gold Corp.* †	50,000	186,086
New Gold, Inc.* †	184,340	1,903,387
Northern Superior Resources, Inc.* †	125,000	23,857
Ocean Park Private Placement* ‡	67,100	28,815
Ocean Park Ventures Corp.* †	73,000	31,348
Osisko Mining Corp.* †	250,000	3,165,855
Pacific Ridge Exploration, Ltd.* †	25,000	3,579
Peregrine Diamonds, Ltd.* †	240,000	261,094
Peregrine Metals, Ltd.* †	250,000	503,388
Premier Gold Mines, Ltd.* †	400,000	2,107,071
Premium Exploration, Inc.* †	250,000	69,186
Radius Gold, Inc.* †	300,000	105,926
Renaissance Gold, Inc.* †	10,000	13,933
Reunion Gold Corp.* †	145,000	179,883
Reunion Gold Corp. Private Placement* ‡	88,100	109,295

	Number of Shares	Market Value
Canada†† (continued)
Riverstone Resources, Inc.* †	155,000	$85,791
Roxgold, Inc.* †	125,000	100,200
Ryan Gold Corp.* †	135,000	122,388
Sabina Gold & Silver Corp.* †	375,000	1,052,104
San Gold Corp.* †	1,100,000	2,288,386
Silver Quest Resources, Ltd.* †	500,000	424,659
Silver Range Resources, Ltd.* †	120,000	109,934
Skyline Gold Corp.* †	50,000	9,066
Smash Minerals Corp.* †	16,000	9,925
Strategic Metals, Ltd.* †	318,000	418,780
Strategic Metals, Ltd. Private Placement* ‡	42,000	55,311
Taku Gold Corp.* †	200,000	17,177
Volta Resources, Inc.* †	1,036,500	1,058,359
		29,054,381
United Kingdom - 0.2%
Hummingbird Resources plc* †	40,000	90,398
United States - 7.6%
Allied Nevada Gold Corp.* †	90,000	3,245,634
Total Common Stocks (Cost $50,335,966)		42,087,888
WARRANTS - 0.1%
Canada - 0.0%
Calvista Gold Corp., Expire 5/09/13* ‡	43,500	2,906
Colorado Resources, Ltd., Expire 4/14/13* † ‡	44,250	0
Crescent Resources Corp., Expire 3/30/13* † ‡	58,250	0
Kinross Gold Corp., Class D, Expire 9/17/14*	1,320	3,074
Malbex Resources, Inc., Expire 5/8/13* † ‡	71,250	0
Ocean Park Venture Corp., Expire 5/12/13* † ‡	33,550	0
Silver Range Resources, Ltd., Expire 2/10/13*	60,000	19,467
		25,447
Total Warrants (Cost $17,075)		25,447
	Principal Amount
SHORT-TERM INVESTMENTS - 3.2%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$1,381,531	1,381,531
Total Short-Term Investments (Cost $1,381,531)		1,381,531
Total Investments - 101.6% (Cost $51,734,572)***		43,494,866
Liabilities in Excess of Other Assets - (1.6)%		(703,228)
NET ASSETS - 100.0%		$42,791,638

Dynamic Funds 2011 Annual Report

Schedule of Investments
(Continued)

Dynamic Gold and Precious Metals Fund

September 30, 2011

†  Fair valued security. The aggregate value of fair valued securities is $34,964,373 comprising 81.71% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

‡  Illiquid security.

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $52,654,511 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,342,121
Gross unrealized depreciation	(10,501,766)
Net unrealized depreciation	$(9,159,645)
Sector Allocation	% of Net Assets
Materials	98.4%
Cash and other	1.6
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic U.S. Growth Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 90.2%
Consumer Discretionary - 26.8%
Amazon.com, Inc.*	7,300	$1,578,479
BJ's Restaurants, Inc.*	40,800	1,799,688
priceline.com, Inc.*	4,500	2,022,570
Starbucks Corp.	56,600	2,110,614
Ulta Salon Cosmetics & Fragrance, Inc.*	43,300	2,694,559
Under Armour, Inc., Class A*	30,900	2,052,069
Wynn Resorts, Ltd.	17,500	2,013,900
		14,271,879
Consumer Staples - 11.2%
Green Mountain Coffee Roasters, Inc.*	16,100	1,496,334
Hansen Natural Corp.*	20,900	1,824,361
Whole Foods Market, Inc.	40,900	2,671,179
		5,991,874
Health Care - 15.3%
Alexion Pharmaceuticals, Inc.*	44,900	2,876,294
Celgene Corp.*	45,500	2,817,360
Intuitive Surgical, Inc.*	6,800	2,477,104
		8,170,758
Information Technology - 36.9%
Acme Packet, Inc.*	46,000	1,959,140
Aruba Networks, Inc.*	105,900	2,214,369
BroadSoft, Inc.*	84,800	2,573,680
CommVault Systems, Inc.*	77,100	2,857,326
Rackspace Hosting, Inc.*	64,000	2,184,960
Red Hat, Inc.*	51,000	2,155,260
TIBCO Software, Inc.*	132,700	2,971,153
VMware, Inc., Class A*	34,400	2,765,072
		19,680,960
Total Common Stocks (Cost $50,255,697)		48,115,471
	Principal Amount
SHORT-TERM INVESTMENTS - 8.7%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$4,653,667	4,653,667
Total Short-Term Investments (Cost $4,653,667)		4,653,667
Total Investments - 98.9% (Cost $54,909,364)***		52,769,138
Other Assets Less Liabilities - 1.1%		562,925
NET ASSETS - 100.0%		$53,332,063

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $56,811,850 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,567,822
Gross unrealized depreciation	(5,610,534)
Net unrealized depreciation	$(4,042,712)

Sector Allocation	% of Net Assets
Information Technology	36.9%
Consumer Discretionary	26.8
Health Care	15.3
Consumer Staples	11.2
Cash and other	9.8
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Energy Income Fund

September 30, 2011

	Number of Shares/Units	Market Value
COMMON STOCKS - 84.1%
Canada†† - 78.2%
Algonquin Power & Utilities Corp. †	82,000	$449,948
ARC Resources, Ltd. †	44,138	950,237
Baytex Energy Corp. †	31,904	1,333,824
Black Diamond Group, Ltd. †	2,400	31,033
Bonavista Energy Corp. †	9,714	218,400
Canadian Energy Services & Technology Corp. †	38,500	385,772
Crescent Point Energy Corp. †	33,343	1,255,255
Enerplus Corp. †	79,280	1,957,223
Husky Energy, Inc. †	55,900	1,210,393
Innergex Renewable Energy, Inc. †	103,000	919,029
Keyera Corp. †	1,575	68,236
NAL Energy Corp. †	116,698	857,500
Northland Power, Inc. †	85,093	1,301,690
Parallel Energy Trust (a)†	130,400	1,088,844
Pembina Pipeline Corp. †	87,600	2,144,231
Pengrowth Energy Corp. †	177,976	1,608,391
Provident Energy, Ltd. †	250,890	2,054,238
Veresen, Inc. †	149,708	2,105,827
Vermilion Energy, Inc. †	41,443	1,741,721
		21,681,792
Netherlands - 5.9%
Royal Dutch Shell plc, ADR Class A	150	9,228
Royal Dutch Shell plc, ADR Class B	26,400	1,638,120
		1,647,348
Total Common Stocks (Cost $26,569,922)		23,329,140
	Principal Amount
SHORT-TERM INVESTMENTS - 14.7%
BNY Mellon Cash Reserve, 0.05%*, due 10/03/11	$4,077,920	4,077,920
Total Short-Term Investments (Cost $4,077,920)		4,077,920
Total Investments - 98.8% (Cost $30,647,842)**		27,407,060
Forward Foreign Exchange Contract - 0.3% (Unrealized appreciation)		96,686
Other Assets Less Liabilities - 0.9%		242,201
NET ASSETS - 100.0%		$27,745,947

Forward Foreign Exchange Contracts as of 9/30/11 were as follows:

Short Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	11,061,734	CAD	11,500,000	11/03/11	$96,686
Total Unrealized Appreciation					$96,686

†  Fair valued security. The aggregate value of fair valued securities is $21,681,792 comprising 78.14% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

(a)  Denoted in units.

ADR  American Depositary Receipt.

CAD  Canadian Dollar

USD  United States Dollar

*  Current yield as of September 30, 2011.

**  Aggregate tax cost is $30,910,512 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$107,005
Gross unrealized depreciation	(3,610,457)
Net unrealized depreciation	$(3,503,452)
Sector Allocation	% of Net Assets
Energy	74.4%
Utilities	9.6
Industrials	0.1
Cash and other	15.9
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Schedule of Investments

Dynamic Canadian Value Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 96.6%
Canada†† - 82.1%
Bank of Montreal †	1,100	$61,587
Cameco Corp. †	2,700	49,573
Canadian National Railway Co. †	800	53,463
Canadian Oil Sands, Ltd. †	1,723	33,526
Crew Energy, Inc.* †	3,500	30,995
Eldorado Gold Corp. †	3,500	60,287
Encana Corp. †	2,700	51,970
Erdene Resource Development Corp. *†	61,000	23,285
HudBay Minerals, Inc. †	4,000	37,294
Magna International, Inc. †	1,800	59,519
MEG Energy Corp.* †	1,200	44,386
Osisko Mining Corp. * †	6,800	86,111
Potash Corp. of Saskatchewan, Inc. †	900	39,078
Progress Energy Resources Corp. †	4,900	60,274
Quadra FNX Mining, Ltd. * †	6,000	52,162
Research In Motion, Ltd. * †	2,150	43,825
Rogers Communications, Inc., Class B †	1,400	47,923
Royal Bank of Canada †	1,200	55,036
Southern Pacific Resource Corp. * †	59,900	68,594
Tahoe Resources, Inc.* †	3,900	56,198
The Toronto-Dominion Bank †	800	56,944
		1,072,030
United States - 14.5%
Arch Coal, Inc.	2,700	39,366
Halliburton Co.	1,800	54,936
Newmont Mining Corp.	1,500	94,350
		188,652
Total Common Stocks (Cost $1,622,533)		1,260,682
	Principal Amount
SHORT-TERM INVESTMENTS - 2.9%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$37,571	$37,571
Total Short-Term Investments (Cost $37,571)		37,571
Total Investments - 99.5% (Cost $1,660,104)***		1,298,253
Other Assets Less Liabilities - 0.5%		6,959
NET ASSETS - 100.0%		$1,305,212

†  Fair valued security. The aggregate value of fair valued

securities is $1,072,030 comprising 82.14% of total net assets,

which were valued pursuant to guidelines established by

the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $1,677,372 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$24,587
Gross unrealized depreciation	(403,706)
Net unrealized depreciation	$(379,119)
Sector Allocation	% of Net Assets
Materials	34.4%
Energy	33.2
Financial	13.3
Consumer Discretionary	4.6
Industrials	4.1
Telecommunication Services	3.7
Information Technology	3.3
Cash and other	3.4
100.0%

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statement of Assets and Liabilities

September 30, 2011

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund
Assets:
Investments, at market value (cost $1,007,572, $636,268, and $835,165, respectively) (Note 2 and Note 3)	$1,019,107	$634,868	$820,536
Foreign currency, at value (cost $1)	1	-	-
Deposit at broker	-	28,672	34,033
Receivable from investments sold	77,064	14,542	20,485
Unrealized appreciation on forward foreign exchange contracts	10,437	2,137	4,271
Receivable from investment adviser (Note 4)	11,182	10,059	9,603
Dividends and interest receivable	5,050	1,023	734
Other prepaid expenses	10,095	10,082	10,110
Total assets	1,132,936	701,383	899,772
Liabilities:
Foreign currency purchased (cost $0, $15, $0, respectively)	-	14	-
Put options written (premiums received $0, $7,380, and $9,065 respectively)	-	10,704	13,179
Payable for investments purchased	222,900	-	-
Administration and accounting fees payable (Note 5)	3,028	2,871	2,959
Audit fees payable	3,250	3,250	3,250
Chief Compliance Officer fees payable (Note 4)	17	13	17
Custodian fees payable (Note 5)	4,954	4,952	5,714
Transfer agent fees payable (Note 5)	1,786	1,785	1,772
Unrealized depreciation on forward foreign exchange contracts	133	668	549
Other accrued expenses	1,117	836	937
Total liabilities	237,185	25,093	28,377
Net Assets	$895,751	$676,290	$871,395
Net Assets consist of:
Paid-in capital	$764,548	$607,969	$739,768
Accumulated net investment income (loss)	1,047	(2,205)	(7,520)
Accumulated net realized gain on investments, options written, future contracts and foreign currency transactions	106,083	65,678	143,408
Net unrealized appreciation/depreciation on investments	11,535	(1,400)	(14,629)
Net unrealized depreciation on options written	-	(3,324)	(4,114)
Net unrealized appreciation on future contracts	-	8,093	10,790
Net unrealized appreciation on foreign currency translations	12,538	1,479	3,692
Net Assets	$895,751	$676,290	$871,395
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	73,453	60,961	71,671
Net asset value, offering, and redemption price per share* (Note 2)	$12.19	$11.09	$12.16

*Shares of all the Funds redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statement of Assets and Liabilities
(Continued)

September 30, 2011

	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
Assets:
Investments, at market value (cost $51,734,572, $54,909,364, $30,647,842, and $1,660,104, respectively) (Note 2 and Note 3)	$43,494,866	$52,769,138	$27,407,060	$1,298,253
Receivable from investments sold	-	570,825	693,121	-
Receivable from Fund shares sold	56,181	138,045	17,015	-
Unrealized appreciation on forward foreign exchange contracts	-	-	96,686	-
Receivable from investment adviser (Note 4)	-	-	-	5,293
Dividends and interest receivable	-	-	114,084	2,016
Other prepaid expenses	14,442	13,943	13,474	12,481
Total assets	43,565,489	53,491,951	28,341,440	1,318,043
Liabilities:
Payable for Fund shares redeemed	343,129	106,355	30,309	-
Payable for investments purchased	364,924	-	529,835	-
Investment advisory fees payable (Note 4)	26,920	15,365	7,718	-
Administration and accounting fees payable (Note 5)	6,707	5,637	4,441	2,551
Audit fees payable	3,250	3,250	3,250	3,250
Chief Compliance Officer fees payable (Note 4)	1,016	1,032	624	29
Custodian fees payable (Note 5)	11,309	10,691	7,733	2,655
Transfer agent fees payable (Note 5)	2,968	3,368	1,975	1,829
Printing fees payable	4,487	4,441	2,578	1,702
Other accrued expenses	9,141	9,749	7,030	815
Total liabilities	773,851	159,888	595,493	12,831
Net Assets	$42,791,638	$53,332,063	$27,745,947	$1,305,212
Net Assets consist of:
Paid-in capital	$49,158,435	$56,145,535	$30,982,337	$1,739,987
Accumulated net investment	67,161	-	(137,184)	(7,143)
Accumulated net realized on investments and foreign currency transactions	1,801,701	(673,246)	50,075	(65,719)
Net unrealized on investments	(8,239,706)	(2,140,226)	(3,240,782)	(361,851)
Net unrealized on options written	-	-	-	-
Net unrealized on foreign currency translations	4,047	-	91,501	(62)
Net Assets	$42,791,638	$53,332,063	$27,745,947	$1,305,212
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	2,198,301	2,832,901	2,241,473	167,159
Net asset value, offering, and redemption price per share* (Note 2)	$19.47	$18.83	$12.38	$7.81

*Shares of all the Funds redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statement of Operations

For the Year Ended September 30, 2011

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund
Investment Income:
Dividends (net of foreign withholding taxes of $2,776, $885, and $1,037, respectively)	$30,933	$15,544	$12,943
Interest	54	42	68
Total investment income	30,987	15,586	13,011
Expenses:
Investment advisory fees (Note 4)	8,647	6,185	10,287
Administration and accounting fees (Note 5)	39,409	37,443	38,486
Audit fees	13,604	13,608	13,589
Chief Compliance Officer fees (Note 4)	265	215	317
Custodian fees (Note 5)	6,869	7,139	9,179
Legal fees	950	792	1,158
Printing fees	4,461	4,307	4,430
Registration and filing fees	15,311	15,287	15,296
Transfer agent fees (Note 5)	20,763	20,810	20,840
Trustees' fees and expenses (Note 4)	287	235	351
Other	5,231	4,565	5,300
Subtotal	115,797	110,586	119,233
Fees waived and reimbursed by Adviser (Note 4)	(104,420)	(102,217)	(105,697)
Net expenses	11,377	8,369	13,536
Net Investment Income	19,610	7,217	(525)
Realized and Unrealized Gain (Loss) on Investments, Options Written, Future Contracts, and Foreign Currency:
Net realized gain on investments	122,466	91,395	172,730
Net realized loss on options written	-	(6,892)	(6,841)
Net realized loss on future contracts	-	(9,421)	(14,757)
Net realized loss on foreign currency	(33,342)	(14,593)	(21,827)
Net realized gain on investments, options written, future contracts, and foreign currency transactions	89,124	60,489	129,305
Net change in unrealized appreciation/depreciation:
on investments	(74,536)	(63,067)	(139,722)
on options written	-	(5,453)	(6,204)
on future contracts	-	8,093	10,790
on foreign currency translations	20,511	6,604	10,808
Net change in unrealized appreciation/depreciation on investments, options written, future contracts, and foreign currency translations	(54,025)	(53,823)	(124,328)
Net Realized and Unrealized Gain (Loss) on Investments, Options Written, Future Contracts, and Foreign Currency	35,099	6,666	4,977
Net Increase in Net Assets Resulting from Operations	$54,709	$13,883	$4,452

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statement of Operations
(Continued)

For the Year Ended September 30, 2011

	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $9,491, $0, $132,453, and $2,932, respectively)	$131,124	$63,640	$803,853	$20,014
Interest	1,356	916	1,060	31
Total investment income	132,480	64,556	804,913	20,045
Expenses:
Investment advisory fees (Note 4)	456,967	324,991	161,121	11,727
Administration and accounting fees (Note 5)	87,380	66,783	49,845	35,529
Audit fees	15,325	14,967	14,345	4,725
Chief Compliance Officer fees (Note 4)	13,644	11,358	4,284	376
Custodian fees (Note 5)	21,659	21,385	12,144	4,504
Legal fees	47,780	37,962	14,250	1,267
Offering costs (Note 2)	-	-	-	8,278
Printing fees	24,443	20,053	11,003	5,342
Registration and filing fees	21,653	23,135	19,643	19,579
Transfer agent fees (Note 5)	28,393	31,207	21,917	21,164
Trustees' fees and expenses (Note 4)	14,843	12,741	5,122	421
Other	16,931	8,582	5,586	4,909
Subtotal	749,018	573,164	319,260	117,821
Fees waived and reimbursed by Adviser (Note 4)	(147,745)	(161,508)	(124,219)	(93,941)
Fees waived by Fund's service provider (Note 5)	-	-	-	(11,050)
Net expenses	601,273	411,656	195,041	12,830
Net Investment Income (Loss)	(468,793)	(347,100)	609,872	7,215
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on investments	2,609,594	(174,647)	369,249	(65,735)
Net realized loss on foreign currency	(129,931)	-	(824,072)	(9,219)
Net realized gain (loss) on investments and foreign currency transactions	2,479,663	(174,647)	(454,823)	(74,954)
Net change in unrealized appreciation/depreciation:
on investments	(9,966,657)	(3,428,604)	(3,410,319)	(361,851)
on foreign currency translations	4,208	-	87,845	(62)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,962,449)	(3,428,604)	(3,322,474)	(361,913)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(7,482,786)	(3,603,251)	(3,777,297)	(436,867)
Net Decrease in Net Assets Resulting from Operations	$(7,951,579)	$(3,950,351)	$(3,167,425)	$(429,652)

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Canadian Equity Income Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$19,610	$9,276
Net realized gain on investments, options written, and foreign currency transactions	89,124	106,730
Net change in unrealized depreciation on investments, options written, and foreign currency translations	(54,025)	(29,547)
Net Increase in Net Assets Resulting from Operations	54,709	86,459
Distributions to Shareholders from:
Net investment income	(13,951)	(15,481)
Net realized capital gains	(82,873)	(64,241)
Total distributions to shareholders	(96,824)	(79,722)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	184,730	-
Shares issued as reinvestment of distributions	96,824	79,722
Shares redeemed	(68,861)	-
Net increase in net assets from shares of beneficial interest	212,693	79,722
Net increase in net assets	170,578	86,459
Net Assets:
Beginning of year	725,173	638,714
End of year	$895,751	$725,173
Accumulated net investment income	$1,047	$19,473
Shares of Beneficial Interest Transactions (Class I):
Shares sold	14,449	-
Shares issued as reinvestment of distributions	8,240	6,638
Shares redeemed	(5,875)	-
Net increase in shares outstanding	16,814	6,638

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Contrarian Advantage Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$7,217	$7,804
Net realized gain on investments, options written, future contracts, and foreign currency transactions	60,489	64,406
Net change in unrealized depreciation on investments, options written, future contracts, and foreign currency translations	(53,823)	(14,228)
Net Increase in Net Assets Resulting from Operations	13,883	57,982
Distributions to Shareholders from:
Net investment income	(16,758)	(22,861)
Net realized capital gains	(56,637)	(20,935)
Total distributions to shareholders	(73,395)	(43,796)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	54,141	121,072
Shares issued as reinvestment of distributions	73,395	43,796
Shares redeemed	(93,551)	(63,018)
Net increase in net assets from shares of beneficial interest transactions	33,985	101,850
Redemption fees	1	-
Net increase (decrease) in net assets	(25,526)	116,036
Net Assets:
Beginning of year	701,816	585,780
End of year	$676,290	$701,816
Accumulated net investment income (loss)	$(2,205)	$20,096
Shares of Beneficial Interest Transactions (Class I):
Shares sold	4,133	9,797
Shares issued as reinvestment of distributions	6,142	3,610
Shares redeemed	(7,717)	(5,005)
Net increase in shares outstanding	2,558	8,402

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Discovery Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income (loss)	$(525)	$445
Net realized gain on investments, options written, future contracts, and foreign currency transactions	129,305	62,184
Net change in unrealized appreciation/depreciation on investments, options written, future contracts, and foreign currency translations	(124,328)	18,673
Net Increase in Net Assets Resulting from Operations	4,452	81,302
Distributions to Shareholders from:
Net investment income	(10,170)	(13,475)
Net realized capital gains	(42,511)	(22,333)
Total distributions to shareholders	(52,681)	(35,808)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	428,884	165,000
Shares issued as reinvestment of distributions	52,682	35,808
Shares redeemed	(414,739)	-
Net increase in net assets from shares of beneficial interest	66,827	200,808
Net increase in net assets	18,598	246,302
Net Assets:
Beginning of year	852,797	606,495
End of year	$871,395	$852,797
Accumulated net investment income (loss)	$(7,520)	$17,343
Shares of Beneficial Interest Transactions (Class I):
Shares sold	31,057	12,712
Shares issued as reinvestment of distributions	3,790	2,874
Shares redeemed	(28,763)	-
Net increase in shares outstanding	6,084	15,586

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Gold & Precious Metals Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment loss	$(468,793)	$(31,431)
Net realized gain on investments, gold bullion, and foreign currency transactions	2,479,663	242,296
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,962,449)	1,562,348
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,951,579)	1,773,213
Distributions to Shareholders from:
Net investment income	(81,426)	(26,761)
Net realized capital gains	(259,280)	(6,297)
Total distributions to shareholders	(340,706)	(33,058)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	73,042,156	18,927,651
Shares issued as reinvestment of distributions	339,226	33,058
Shares redeemed	(42,076,028)	(1,691,398)
Net increase in net assets from shares of beneficial interest	31,305,354	17,269,311
Redemption fees	106,937	4,700
Net increase in net assets	23,120,006	19,014,166
Net Assets:
Beginning of year	19,671,632	657,466
End of year	$42,791,638	$19,671,632
Accumulated net investment income (loss)	$67,161	$(60,583)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	3,074,605	942,652
Shares issued as reinvestment of distributions	13,868	2,249
Shares redeemed	(1,794,603)	(90,471)
Net increase in shares outstanding	1,293,870	854,430

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic U.S. Growth Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment loss	$(347,100)	$(20,739)
Net realized gain (loss) on investments	(174,647)	233,796
Net change in unrealized appreciation/depreciation on investments	(3,428,604)	1,190,155
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,950,351)	1,403,212
Distributions to Shareholders from:
Net investment income	-	(11,678)
Net realized capital gains	(328,667)	(69,859)
Total distributions to shareholders	(328,667)	(81,537)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	84,700,987	9,052,099
Shares issued as reinvestment of distributions	328,379	81,537
Shares redeemed	(37,849,257)	(753,182)
Net increase in net assets from shares of beneficial interest	47,180,109	8,380,454
Redemption fees	112,377	462
Net increase in net assets	43,013,468	9,702,591
Net Assets:
Beginning of year	10,318,595	616,004
End of year	$53,332,063	$10,318,595
Shares of Beneficial Interest Transactions (Class I):
Shares sold	4,128,467	629,772
Shares issued as reinvestment of distributions	17,458	6,410
Shares redeemed	(1,943,604)	(55,603)
Net increase in shares outstanding	2,202,321	580,579

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Energy Income Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$609,872	$75,540
Net realized loss on investments and foreign currency transactions	(454,823)	(3,600)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,322,474)	127,978
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,167,425)	199,918
Distributions to Shareholders from:
Net investment income	(241,377)	(102,275)
Net realized capital gains	(15,000)	(5,862)
Total distributions to shareholders	(256,377)	(108,137)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	37,861,802	2,581,187
Shares issued as reinvestment of distributions	250,167	102,117
Shares redeemed	(9,696,025)	(582,867)
Net increase in net assets from shares of beneficial interest	28,415,944	2,100,437
Redemption fees	6,735	14
Net increase in net assets	24,998,877	2,192,232
Net Assets:
Beginning of year	2,747,070	554,838
End of year	$27,745,947	$2,747,070
Accumulated net investment income (loss)	$(137,184)	$12,130
Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,728,033	212,407
Shares issued as reinvestment of distributions	18,288	8,503
Shares redeemed	(726,527)	(49,232)
Net increase in shares outstanding	2,019,794	171,678

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Statements of Changes in Net Assets

Dynamic Canadian Value Fund

	For the Year Ended September 30, 2011	For the Period Ended September 30, 2010*
Operations:
Net investment income	$7,215	$-
Net realized loss on investments and foreign currency transactions	(74,954)	-
Net change in unrealized depreciation on investments and foreign currency translations	(361,913)	-
Net Decrease in Net Assets Resulting from Operations	(429,652)	-
Distributions to Shareholders from:
Net investment income	(5,123)	-
Total distributions to shareholders	(5,123)	-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,470,853	300,000
Shares issued as reinvestment of distributions	5,123	-
Shares redeemed	(35,989)	-
Net increase in net assets from shares of beneficial interest	1,439,987	300,000
Net increase in net assets	1,005,212	300,000
Net Assets:
Beginning of period	300,000	-
End of year	$1,305,212	$300,000
Accumulated net investment income (loss)	$(7,143)	$-
Shares of Beneficial Interest Transactions (Class I):
Shares sold	140,332	30,000
Shares issued as reinvestment of distributions	472	-
Shares redeemed	(3,645)	-
Net increase in shares outstanding	137,159	30,000

*The Fund commenced investment operations on September 30, 2010.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Canadian Equity Income Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(2) Class I
Net asset value, beginning of period	$12.80	$12.77	$10.00
Income from Investment Operations:
Net investment income (1)	0.27	0.17	0.11
Net realized and unrealized gain on investments, options written, and foreign currency transactions	0.65	1.45	2.66
Total from investment operations	0.92	1.62	2.77
Less Distributions:
Dividends from net investment income	(0.22)	(0.31)	-
Distributions from realized capital gains	(1.31)	(1.28)	-
Total distributions	(1.53)	(1.59)	-
Net asset value, end of period	$12.19	$12.80	$12.77
Total return (3)	7.62%	13.54%	27.70	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$896	$725	$639
Operating expenses:
Before expense reimbursement/waiver	12.72%	20.26%	31.45	%(5)
After expense reimbursement/waiver	1.25%	1.25%	1.25	%(5)
Net investment income:
After expense reimbursement/waiver	2.15%	1.37%	1.92	%(5)
Portfolio turnover rate	133.40%	136.31%	60.18	%(4)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  The Fund commenced investment operations on March 31, 2009.

(3)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Contrarian Advantage Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(3) Class I
Net asset value, beginning of period	$12.02	$11.72	$10.00
Income from Investment Operations:
Net investment income (1)	0.12	0.14	0.09
Net realized and unrealized gain on investments, options written, future contracts, and foreign currency transactions	0.20	0.91	1.63
Total from investment operations	0.32	1.05	1.72
Less Distributions:
Dividends from net investment income	(0.29)	(0.39)	-
Distributions from realized capital gains	(0.96)	(0.36)	-
Total distributions	(1.25)	(0.75)	-
Redemption fees added to paid-in capital (1)	0.00 (2)	-	-
Net asset value, end of period	$11.09	$12.02	$11.72
Total return (4)	1.91%	8.95%	17.20	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$676	$702	$586
Operating expenses:
Before expense reimbursement/waiver	15.20%	19.97%	34.14	%(6)
After expense reimbursement/waiver	1.15%	1.15%	1.15	%(6)
Net investment income:
After expense reimbursement/waiver	0.99%	1.15%	1.67	%(6)
Portfolio turnover rate	166.56%	105.20%	69.40	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Amount represent less than $0.005 per share.

(3)  The Fund commenced investment operations on March 31, 2009.

(4)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(5)  Non-annualized.

(6)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Discovery Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(2) Class I
Net asset value, beginning of period	$13.00	$12.13	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	0.01	0.03
Net realized and unrealized gain (loss) on investments, options written, futures contracts, and foreign currency transactions	(0.05)	1.58	2.10
Total from investment operations	(0.06)	1.59	2.13
Less Distributions:
Dividends from net investment income	(0.15)	(0.27)	-
Distributions from realized capital gains	(0.63)	(0.45)	-
Total distributions	(0.78)	(0.72)	-
Net asset value, end of period	$12.16	$13.00	$12.13
Total return (3)	(1.21)%	13.33%	21.30	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$871	$853	$606
Operating expenses:
Before expense reimbursement/waiver	11.01%	20.48%	33.78	%(5)
After expense reimbursement/waiver	1.25%	1.25%	1.25	%(5)
Net investment income (loss):
After expense reimbursement/waiver	(0.05)%	0.07%	0.59	%(5)
Portfolio turnover rate	192.39%	74.75%	69.79	%(4)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  The Fund commenced investment operations on March 31, 2009.

(3)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Gold & Precious Metals Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(2) Class I
Net asset value, beginning of period	$21.75	$13.15	$10.00
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.23)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments, gold bullion, and foreign currency transactions	(1.93)	9.45	3.22
Total from investment operations	(2.16)	9.24	3.15
Less Distributions:
Dividends from net investment income	(0.04)	(0.54)	-
Distributions from realized capital gains	(0.13)	(0.13)	-
Total distributions	(0.17)	(0.67)	-
Redemption fees added to paid-in capital (1)	0.05	0.03	-
Net asset value, end of period	$19.47	$21.75	$13.15
Total return (3)	(9.88)%	72.84%	31.50	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$42,792	$19,672	$657
Operating expenses:
Before expense reimbursement/waiver	1.56%	6.33%	31.36	%(5)
After expense reimbursement/waiver	1.25%	1.25%	1.25	%(5)
Net investment loss:
After expense reimbursement/waiver	(0.97)%	(1.15)%	(1.16	)%(5)
Portfolio turnover rate	52.69%	35.60%	5.43	%(4)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  The Fund commenced investment operations on March 31, 2009.

(3)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic U.S. Growth Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(3) Class I
Net asset value, beginning of period	$16.36	$12.32	$10.00
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.16)	(0.13)	(0.05)
Net realized and unrealized gain on investments	2.82	5.80	2.37
Total from investment operations	2.66	5.67	2.32
Less Distributions:
Dividends from net investment income	-	(0.23)	-
Distributions from realized capital gains	(0.24)	(1.40)	-
Total distributions	(0.24)	(1.63)	-
Redemption fees added to paid-in capital (1)	0.05	0.00 (2)	-
Net asset value, end of period	$18.83	$16.36	$12.32
Total return (4)	16.54%	49.82%	23.20	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$53,332	$10,319	$616
Operating expenses:
Before expense reimbursement/waiver	1.32%	6.14%	30.21	%(6)
After expense reimbursement/waiver	0.95%	0.95%	0.95	%(6)
Net investment loss:
After expense reimbursement/waiver	(0.80)%	(0.90)%	(0.83	)%(6)
Portfolio turnover rate	358.15%	244.38%	205.10	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Amount represent less than $0.005 per share.

(3)  The Fund commenced investment operations on March 31, 2009.

(4)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(5)  Non-annualized.

(6)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Energy Income Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(3) Class I
Net asset value, beginning of period	$12.39	$11.10	$10.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.50	0.58	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.24)	1.68	1.01
Total from investment operations	0.26	2.26	1.10
Less Distributions:
Dividends from net investment income	(0.25)	(0.87)	-
Distributions from realized capital gains	(0.03)	(0.10)	-
Total distributions	(0.28)	(0.97)	-
Redemption fees added to paid-in capital (1)	0.01	0.00 (2)	-
Net asset value, end of period	$12.38	$12.39	$11.10
Total return (4)	1.98%	20.94%	11.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$27,746	$2,747	$555
Operating expenses:
Before expense reimbursement/waiver	1.88%	10.43%	49.80	%(6)
After expense reimbursement/waiver	1.15%	1.15%	1.15	%(6)
Net investment income:
After expense reimbursement/waiver	3.60%	4.82%	6.54	%(6)
Portfolio turnover rate	120.19%	59.98%	20.50	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Amount represent less than $0.005 per share.

(3)  The Fund commenced investment operations on August 14, 2009.

(4)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

(5)  Non-annualized.

(6)  Annualized.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Financial Highlights

Dynamic Canadian Value Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Period Ended 9/30/10(2) Class I
Net asset value, beginning of period	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.05	-
Net realized and unrealized loss on investments and foreign currency transactions	(2.18)	-
Total from investment operations	(2.13)	-
Less Distributions:
Dividends from net investment income	(0.06)	-
Total distributions	(0.06)	-
Net asset value, end of period	$7.81	$10.00
Total return (3)	(21.45)%	-
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$1,305	$300
Operating expenses:
Before expense reimbursement/waiver	8.54%	-
After expense reimbursement/waiver	0.93%	-
Net investment income:
After expense reimbursement/waiver	0.52%	-
Portfolio turnover rate	51.79%	-

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  The Fund commenced investment operations on September 30, 2010.

(3)  Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements

Dynamic Funds 2011 Annual Report

Notes to Financial Statements

September 30, 2011

1.  Organization

Effective September 30, 2011, the Dynamic Infrastructure Fund changed its name to The Dynamic Canadian Equity Income Fund with a corresponding change in the name of each of its Classes of Shares. The Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund, and the Dynamic Canadian Value Fund (each a "Fund" and collectively the "Funds") are each a separate series of the DundeeWealth Funds (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares and offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2011, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund and Dynamic U.S. Growth Fund, which commenced investment operations on March 31, 2009, the Dynamic Energy Income Fund which commenced investment operations on August 14, 2009, and the Dynamic Canadian Value Fund which commenced investment operations on September 30, 2010. The financial statements of the remaining operational series in the Trust are presented in separate documents. The Funds are non-diversified portfolios as defined under the Investment Company Act of 1940, as amended (the "1940 Act") with the exception of the Dynamic Canadian Equity Income Fund and Dynamic Canadian Value Fund which are diversified portfolios under the 1940 Act.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

Dynamic Canadian Equity Income Fund – seeks high income and long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in equity securities of companies located in Canada. Effective September 30, 2011, the Fund changed its name from the "Dynamic Infrastructure Fund" to the "Dynamic Canadian Equity Income Fund." Additionally, the Fund changed its prior investment objective of long-term capital appreciation to an investment objective of high income and long-term capital appreciation. The Fund's prior principal investment strategy of investing at least 80% of its assets in infrastructure and infrastructure-related industries was also changed to investing at least 80% of its assets in the equity securities of companies located in Canada.

Dynamic Contrarian Advantage Fund – seeks long-term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S., Canadian, and other foreign companies chosen using a value oriented investment approach.

Dynamic Discovery Fund – seeks long-term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S., Canadian, and other foreign companies, using a bottom-up approach, which emphasizes careful company specific analysis.

Dynamic Gold & Precious Metals Fund – seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts.

Dynamic U.S. Growth Fund – seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of U.S. companies chosen according to a growth oriented investment approach.

Dynamic Energy Income Fund – seeks high income and long-term growth of capital and will invest, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies.

Dynamic Canadian Value Fund – seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies located in Canada. The Fund was closed to new investment on October 14, 2011 and subsequently liquidated on November 18, 2011.

It is expected that a significant portion of each Fund's assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

As of September 30, 2011, DundeeWealth US, LP (the "Adviser" or "DundeeWealth US") held approximately 87.14%, 96.24%, 77.92%, and 18.05% of the outstanding shares of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Canadian Value Fund, respectively, with the remaining outstanding shares held predominantly by omnibus or other institutional accounts.

Foreign Issuer Risks

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Concentration Risks

The Dynamic Gold & Precious Metals Fund will invest more than 25% of its net assets in the securities issued by companies engaged generally in precious metals activities and in instruments that derive their value from the value of precious metals; and the Dynamic Energy Income Fund will invest 25% or more of its total assets in companies in energy and energy-related industries. Concentrations in a particular industry may cause a Fund to be more sensitive to economic changes or events occurring in those industries.

Non-Diversification Risks

Funds that are non-diversified portfolios under the 1940 Act will invest in a limited number of issuers. Therefore, these Funds' investment performance may be more volatile, as they may be more susceptible to risks associated with a single economic, political or regulatory event than funds that invest in a greater number of issuers.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Offering Costs – Offering costs have been incurred by the Funds. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

Derivative Financial Instruments – The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If Goodman & Company NY, Ltd.'s (the "Sub-Adviser" or "Goodman") prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if they had not used such strategies.

Derivative contracts held are not accounted for as hedging instruments under U.S. GAAP.

The Funds are subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Funds may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified

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Notes to Financial Statements
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price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and /or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

During the year ended September 30, 2011, the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund entered into future contracts with Bank of Montreal.

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund's volume of activity in future contracts during the year ended September 30, 2011 had an average monthly market value of approximately $138,093 and $177,155, respectively. Future positions for the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund at September 30, 2011 are presented within the Schedules of Investments.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Goodman's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

During the year ended September 30, 2011, the Funds had no investments in options on futures.

Forward Foreign Currency Exchange Contracts – The Funds did engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

During the year ended September 30, 2011, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund entered into forward foreign exchange contracts with RBC Dominion Securities, and the Dynamic Contrarian Fund and Dynamic Discovery Fund entered into forward foreign currency contracts with Barclays Capital.

The Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund's volume of activity in forward foreign currency exchange contracts during the year ended September 30, 2011 had an average monthly value of approximately $213,130, $86,060, $209,201, and $7,422,103, respectively. Forward foreign currency exchange contracts for the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund at September 30, 2011 are presented within the Schedule of Investments.

Options – The Funds may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against price movements of portfolio assets. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

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Notes to Financial Statements
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Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

During the year ended September 30, 2011, the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund entered into option contracts with Credit Suisse Securities LLC and Merrill Lynch.

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund's volume of activity in options contracts during the year ended September 30, 2011 had an average monthly cost of approximately $9,743 and $10,433, respectively. Option positions for the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund at September 30, 2011 are presented within the Schedules of Investments.

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund's volume of activity in written options contracts during the year ended September 30, 2011 had an average monthly premium amount approximately $3,281 and $3,569, respectively. Please refer to Note 7 for option activity during the year ended September 30, 2011.

The following tables present the value of derivatives held as of September 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Fair Values of Derivative Instruments as of September 30, 2011 for the Dynamic Canadian Equity Income Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency	Assets, Unrealized appreciation
Exchange Contracts	on forward foreign currency
	exchange contracts	$10,437
Forward Foreign Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(133)
Total		$10,304

Fair Values of Derivative Instruments as of September 30, 2011 for the Dynamic Contrarian Advantage Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Investments, at market value	$23,008
Equity Contracts	Liabilities, Put options written	(10,704)
Forward Foreign Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign currency exchange contracts	2,137
Forward Foreign Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(668)
Total		$13,773

Fair Values of Derivative Instruments as of September 30, 2011 for the Dynamic Discovery Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Investments, at market value	$28,063
Equity Contracts	Liabilities, Put options written	(13,179)
Forward Foreign Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign currency exchange contracts	4,271
Forward Foreign Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(549)
Total		$18,606

Fair Values of Derivative Instruments as of September 30, 2011 for the Dynamic Energy Income Fund:

Derivative Contracts	Statement of Assets andLiabilities Location	Fair Value
Forward Foreign Currency	Assets, Unrealized appreciation
Exchange Contracts	on forward foreign
	exchange contracts	$96,686
Total		$96,686

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

The following tables present the effect of derivatives on the Statement of Operations during the year ended September 30, 2011, by primary risk exposure:

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2011 for the Dynamic Canadian Equity Income Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
Forward Foreign Exchange Contracts	$(31,541)	$18,284
Total	$(31,541)	$18,284

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2011 for the Dynamic Contrarian Advantage Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Equity Contracts:
Option Contracts	$2,577	$(602)
Futures Contracts	(9,421)	8,093
Forward Foreign Exchange Contracts	(10,058)	6,657
Total	$(16,902)	$14,148

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2011 for the Dynamic Discovery Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Equity Contracts
Option Contracts	$2,538	$(287)
Futures Contracts	(14,757)	10,790
Forward Foreign Exchange Contracts	(17,891)	10,896
Total	$(30,110)	$21,399

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2011 for the Dynamic Energy Income Fund:

Derivatives Not Accounted for as Hedging Instruments	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Forward Foreign Exchange Contracts	$(659,504)	$93,027
Total	$(659,504)	$93,027

Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and /or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

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Notes to Financial Statements
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Expenses – Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of a Fund is the value of that class's portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually. The Dynamic Canadian Equity Income Fund and Dynamic Energy Income Fund expect to declare and pay distributions, if any, quarterly, however they may declare and pay distributions more or less frequently.

Redemption Fees – Each Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of a Fund are reflected in the Statements of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds' investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of each Fund's investments as of September 30, 2011, is as follows:

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
ASSETS:
Level 1: Quoted Prices
Common Stocks Market Value:
Bermuda	$19,472	$-	$-	$-	$-	$-
Canada	-	-	-	7,148,962	-	-
Ireland	-	20,282	17,384	-	-	-
Netherlands	-	-	-	-	1,647,348	-
United States	48,977	258,107	292,991	-	-	188,652
Warrants Market Value:
Canada	-	-	1,122	-	-	-
Short-term Investments Market Value:	209,952	305,851	329,867	1,381,531	4,077,920	37,571
Total Level 1 Market Value of Investments	$278,401	$584,240	$641,364	$8,530,493	$5,725,268	$226,223

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Notes to Financial Statements
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	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Australia	$-	$1,169	$-	$9,380,651	$-	$-
Austria	-	-	7,789	-	-	-
Bermuda	-	-	-	316,824	-	-
Canada	740,706	1,809	1,628	21,930,866	21,681,792	1,072,030
Israel	-	-	52,149	-	-	-
Sweden	-	11,305	-	-	-	-
Switzerland	-	-	70,808	-	-	-
United Kingdom	-	13,337	18,735	90,398	-	-
United States	-	-	-	3,245,634	-	-
Warrants Market Value:
Canada	-	-	-	-	-	-
Total Level 2 Market Value of Investments	$740,706	$27,620	$151,109	$34,964,373	$21,681,792	$1,072,030
Level 3: Significant Unobservable Inputs
Common Stocks Market Value:
Canada	$-	$-	$-	$0	$-	$-
Total Level 3 Market Value of Investments	$-	$-	$-	$0	$-	$-
Total Market Value of Investments	$1,019,107	$611,860	$792,473	$43,494,866	$27,407,060	$1,298,253
Level 2: Other Significant Observable Inputs
ASSETS:
Other Financial Instruments Unrealized Appreciation: *
Foreign Currency Exchange Risks:
Forward Foreign Currency Exchange Contracts	$10,437	$2,137	$4,271	$-	$96,686	$-
Other Financial Instruments Market Value:
Equity Risks:
Put Options Purchased	-	23,008	28,063	-	-	-
Future Contracts	-	8,093	10,790	-	-	-
LIABILITIES:
Other Financial Instruments Unrealized Depreciation: *
Foreign Currency Exchange Risks:
Forward Foreign Currency Exchange Contracts	(113)	(668)	(549)	-	-	-
Other Financial Instruments Market Value:
Equity Risks:
Put Options Written	-	(10,704)	(13,179)	-	-	-
Total Other Financial Instruments	$10,324	$21,866	$29,396	$-	$96,686	$-

* Other financial instruments are derivative instruments, such as futures, forwards, and options which are valued at the unrealized appreciation/depreciation of the investment.

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
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To adjust for the time difference between local market close and the calculation of the NAV, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

Dynamic U.S. Growth Fund *
Level 1 - Quoted Prices	$52,769,138
Total Market Value of Investments	$52,769,138

*  Level 1 securities for Dynamic U.S. Growth Fund consist of common stocks and the PNC Bank Money Market Account as disclosed in the Schedule of Investments.

The Funds did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

There were no Level 3 investments held at September 30, 2011 or September 30, 2010 for Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund, and Dynamic Canadian Value Fund.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value for the Dynamic Gold and Precious Metals Fund:

Dynamic Gold and Precious Metals Fund	Balance as of 9/30/10	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ depreciation †	Purchases	Sales	Transfers into Level 3 ††	Transfers out of Level 3 ††	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
Canada	$-	$-	$-	$-	$0	$-	$-	$-	$0	$-
Total Warrants	-	-	-	-	0	-	-	-	0	-
TOTAL INVESTMENTS IN SECURITIES	$-	$-	$-	$-	$0	$-	$-	$-	$0	$-

† Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

†† The Fund's policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

4.  Investment Advisory Fees and Other Transactions

The Funds have entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds.

As investment adviser to the Funds, DundeeWealth US has the ultimate responsibility over Goodman and is responsible for the investment performance of the Funds. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total annual operating expenses from exceeding the expense caps shown below for the Class I shares of the Funds until March 13, 2012 ("Expense Limitation"). The Adviser may recapture any such waivers or reimbursements for a period not to exceed three years from

Dynamic Funds 2011 Annual Report

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the date on which the waiver or reimbursement is made as long as Expense Limitations are maintained. The annual investment advisory fee rates paid and the expense caps are as follows:

	Management Fees	Net Total Annual Operating Expenses
Dynamic Canadian Equity Income Fund	0.95%	1.25%
Dynamic Contrarian Advantage Fund	0.85%	1.15%
Dynamic Discovery Fund	0.95%	1.25%
Dynamic Gold & Precious Metals Fund	0.95%	1.25%
Dynamic U.S. Growth Fund	0.75%	0.95%
Dynamic Energy Income Fund	0.95%	1.15%
Dynamic Canadian Value Fund	0.85%	0.93%

Sub-advisory fees paid to Goodman under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Funds' assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Goodman provide a continuous investment program for the Funds' portfolios, and oversee the administration of all aspects relating to the Funds' business and affairs.

For its services as investment sub-adviser to the Funds, Goodman is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly. Goodman will be paid 0.45% on the first $150,000,000 and 0.75% on the balance of the average daily net assets for the Dynamic Canadian Equity Income Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, and the Dynamic Energy Income Fund. Goodman will be paid 0.35% on the first $150,000,000 and 0.65% on the balance of the average daily net assets for the Dynamic Contrarian Advantage Fund and the Dynamic Canadian Value Fund and 0.25% on the first $150,000,000 and 0.55% on the balance of the average daily net assets for the Dynamic U.S. Growth Fund.

For the year ended September 30, 2011, the Adviser reimbursed the Funds as follows: $104,420 for the Dynamic Canadian Equity Income Fund, $102,217 for the Dynamic Contrarian Advantage Fund, $105,697 for the Dynamic Discovery Fund, $147,745 for the Dynamic Gold & Precious Metals Fund, $161,508 for the Dynamic U.S. Growth Fund, $124,219 for the Dynamic Energy Income Fund, and $93,941 for the Dynamic Canadian Value Fund. The balances of recoverable expenses to the Adviser by Fund at September 30, 2011 were $262,843, $261,207, $262,751, $315,112, $305,927, $263,417, and $93,941, respectively:

	For the period ended September 30, 2009, expiring September 30, 2012	For the year ended September 30, 2010, expiring September 30, 2013	For the year ended September 30, 2011, expiring September 30, 2014	Balance of Recoverable Expenses to the Adviser
Dynamic Canadian Equity Income Fund	$36,376	$122,047	$104,420	$262,843
Dynamic Contrarian Advantage Fund	37,253	121,737	102,217	261,207
Dynamic Discovery Fund	36,975	120,079	105,697	262,751
Dynamic Gold & Precious Metals Fund	34,323	133,044	147,745	315,112
Dynamic U.S. Growth Fund	30,831	113,588	161,508	305,927
Dynamic Energy Income Fund	10,473	128,725	124,219	263,417
Dynamic Canadian Value Fund	-	-	93,941	93,941

The Trust does not pay any fees to its Officers for their services as such. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer of the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2011, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund and Dynamic Canadian Value Fund were allocated $265, $215, $317, $13,644, $11,358, $4,284, and $376, respectively, in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

During the year ended September 30, 2011, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, and Dynamic Canadian Value Fund paid brokerage commissions on security trades of $49, $59, $77, $49,127, and $1,593, respectively, to Dundee Securities, Inc., an affiliate of DundeeWealth US.

5.  Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. ("BNYMIS"), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment,

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Funds. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month for each Fund.

Foreside Fund Services, LLC (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Bank of New York Mellon Corporation, formerly known as PFPC Trust Company, acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Pursuant to a services agreement, the Bank of New York Mellon Corporation has agreed to waive $11,050 for the Dynamic Canadian Value Fund in administration and accounting, custodian, and transfer agent fees for the period ended September 30, 2011.

6.  Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Dynamic Canadian Equity Income Fund Year Ended September 30,		Dynamic Contrarian Advantage Fund Year Ended September 30,		Dynamic Discovery Fund Year Ended September 30,
	2011	2010	2011	2010	2011	2010
Distribution paid from:
Ordinary Income (inclusive of short-term capital gains)	$64,989	$79,722	$25,685	$43,796	$36,031	$35,808
Net long-term capital gains	31,835	-	47,710	-	16,650	-
Total distributions paid	$96,824	$79,722	$73,395	$43,796	$52,681	$35,808
	Dynamic Gold & Precious Metals Fund Year Ended September 30,		Dynamic U.S. Growth Fund Year Ended September 30,		Dynamic Energy Income Fund Year Ended September 30,
	2011	2010	2011	2010	2011	2010
Ordinary Income	$232,638	$33,058	$328,667	$81,537	$241,377	$108,137
Net long-term capital gains	108,068	-	-	-	15,000	-
Total distributions paid	$340,706	$33,058	$328,667	$81,537	$256,377	$108,137
	Dynamic Canandian Value Fund Year Ended September 30,
	2011	2010
Ordinary Income	$5,123	$-
Total distributions paid	$5,123	$-

7.  Investment Transactions

Investment transactions for the year ended September 30, 2011, excluding temporary short-term investments for the Fund, were as follows:

	Purchases	Sales
Dynamic Canadian Equity Income Fund	$1,202,935	$1,071,340
Dynamic Contrarian Advantage Fund	1,032,502	1,355,657
Dynamic Discovery Fund	1,819,114	1,957,417
Dynamic Gold & Precious Metals Fund	54,963,410	23,639,283
Dynamic U.S. Growth Fund	190,039,517	146,999,349
Dynamic Energy Income Fund	42,386,255	18,363,599
Dynamic Canadian Value Fund	2,364,720	676,453

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

Written options activity for the Funds listed below for the year ended September 30, 2011 was as follows:

	Dynamic Contrarian Advantage Fund		Dynamic Discovery Fund
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding at September 30, 2010	24	$2,577	24	$2,538
Options written	14	7,380	17	9,065
Options expired	(24)	(2,577)	(24)	(2,538)
Options outstanding at September 30, 2011	14	$7,380	17	$9,065

8.  Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to RICs and will distribute all of their taxable income, including any realized gain on investments, to their shareholders. In addition, by distributing in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

At September 30, 2011, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund	Dynamic Canadian Value Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$31,665	$-	$-	$2,584,016	$1,229,240	$-	$10,125
Undistributed long-term capital gains	84,722	76,809	163,628	204,785	-	417,747	-
Deferred post-October losses	-	(2,292)	(7,520)	-	-	(145,500)	(61,056)
Capital loss carry-forward	-	-	-	-	-	-	(4,663)
Unrealized appreciation/ depreciation*	14,816	(6,196)	(24,481)	(9,155,598)	(4,042,712)	(3,508,637)	(379,181)
Total accumulated earnings	$131,203	$68,321	$131,627	$(6,366,797)	$(2,813,472)	$(3,236,390)	$(434,775)

*  Includes unrealized appreciation/depreciation on foreign currency translation.

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments from Partnership and outstanding Return of Capital on Canadian Trusts still held (Dynamic Canadian Equity Income Fund), deferral of losses on wash sales and basis adjustments on Real Estate Investment Trust Return of Capital (Dynamic Contrarian Advantage Fund), deferral of losses on wash sales (Dynamic Discovery Fund and Dynamic U.S. Growth Fund), deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies (Dynamic Gold & Precious Metals Fund) deferral of losses of wash sales and basis adjustments from Partnerships (Dynamic Energy Income Fund) and basis adjustments on Royalty Trust Return of Capital and passive foreign investment companies mark-to-market (Dynamic Canadian Value Fund).

Under the current tax law, capital losses realized after October 31 and prior to the Funds' fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2011, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund and Dynamic Energy Income Fund had deferred currency losses of $2,292, $7,520 and $145,500, respectively. The Dynamic Canadian Value Fund had deferred capital losses of $61,056.

As of September 30, 2011, the Dynamic Canadian Value Fund had a capital loss carryforward of $4,663, which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2019.

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statements of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds' net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. The Dynamic Canadian Value Fund does not have an open tax

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

year for September 30, 2009. On an ongoing basis, the Adviser will monitor the Funds' tax positions to determine if adjustments to this conclusion are necessary.

On December 22, 2010, The U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs"), including the Funds, since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The Modernization Act also provides that a company may inadvertently violate its income or asset composition requirements without causing the company's disqualification as a RIC.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications from capital gains to ordinary income (Dynamic Canadian Equity Income Fund and Dynamic Discovery Fund), reclassifications from capital gains to ordinary income, capital gains on passive foreign investment companies to ordinary income, real estate investment trust distributions from ordinary income to capital gains and mark-to-market adjustments on passive foreign investment companies (Dynamic Contrarian Advantage Fund), reclassifications from capital gains to ordinary income and capital gains on passive foreign investment companies to ordinary income (Dynamic Gold & Precious Metals Fund), reclassifications of net operating losses to short-term capital gains (Dynamic U.S. Growth Fund), reclassifications from capital gains to ordinary income (Dynamic Energy Income Fund) and reclassification from currency and Canadian Royalty Trust (Dynamic Canadian Value Fund). These reclassifications have no effect on net assets or NAV per share. As of September 30, 2011, the reclassifications by Fund were as follows:

	Decrease Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Dynamic Canadian Equity Income Fund	$-	$(24,085)	$24,085
Dynamic Contrarian Advantage Fund	-	(12,760)	12,760
Dynamic Discovery Fund	-	(14,168)	14,168
Dynamic Gold & Precious Metals Fund	-	677,963	(677,963)
Dynamic U.S. Growth Fund	-	347,100	(347,100)
Dynamic Energy Income Fund	-	(517,808)	517,808
Dynamic Canadian Value Fund	-	(9,235)	9,235

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

11.  Special Meeting of Shareholders of the Dynamic Canadian Equity Income Fund (unaudited)

On September 16, 2011, the Dynamic Canadian Equity Income Fund (formerly, Dynamic Infrastructure Fund) held a special meeting of shareholders to approve a change to the Fund's fundamental investment limitation on industry concentration.

Shareholders of record of the Fund on August 10, 2011 were entitled to vote on the proposal.

The proposal was approved by shareholders at the special meeting held on September 16, 2011 and the votes recorded during the special meeting are provided below. Percentage information relates to the votes recorded as a percentage of the outstanding shares on the record date.

Votes For		Votes Against		Abstained
Number	Percentage	Number	Percentage	Number	Percentage
(Record date outstanding shares: 79,328.679)
64,007.587	80.686%	0	0%	0	0%

Dynamic Funds 2011 Annual Report

Notes to Financial Statements
(Continued)

12.  Subsequent Events

The Dynamic Canadian Value Fund liquidated effective November 18, 2011.

Dundee Wealth US and the Trust have agreed to continue the Expense Limitation so that the Net Total Annual Operating Expenses disclosed in Footnote 4 will be continued through January 31, 2013.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements other than that noted in Footnote 1 surrounding the liquidation of the Dynamic Canadian Value Fund.

Dynamic Funds 2011 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees of
DundeeWealth Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, Dynamic Energy Income Fund and Dynamic Canadian Value Fund, seven of the funds comprising DundeeWealth Funds (the "Funds"), as of September 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010, and the financial highlights for each of the years or periods ended September 30, 2010, were audited by other auditors. Those auditors also expressed an unqualified opinion on those statements of changes in net assets and the financial highlights in their report dated November 26, 2010. The financial highlights for the years or periods ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 12, the Dynamic Canadian Value Fund liquidated effective November 18, 2011.

Philadelphia, Pennsylvania

November 28, 2011

Dynamic Funds 2011 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	15	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President	15	Advaxis, Inc.

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswind Investments, LLC, Partner and Chief Executive Officer (2009) Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009) Essex Investment Management, Co Chief Executive Officer (2006 and prior)	15	None

Dynamic Funds 2011 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory
Administration since 2010
BNY Mellon Investment Servicing (US) Inc.,
Vice President and Senior Director
(2007-2010) and Vice President and Director
(2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services;
Director/Chief Compliance Officer (2010-
Present)
Hanlon Investment Management; Chief
Compliance Officer (2009-2010)
Morgan Stanley Investment Management;
Vice President, Compliance (2004-2009) and
Vice President, Operations (2000-2004)

Dynamic Funds 2011 Annual Report

Additional Fund Information

September 30, 2011
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

					Foreign Tax Credit (e)
	Qualified Interest Income (a)	Qualified Dividend Income (b)	Dividends Received Deduction (c)	Qualified Short-Term Gain (d)	Foreign Source Income	Foreign Tax Paid
Dynamic Canadian Equity Income Fund	0.11%	20.97%	5.14%	100.00%	—	—
Dynamic Contrarian Advantage Fund	0.14%	50.04%	24.73%	100.00%	—	—
Dynamic Discovery Fund	0.15%	17.05%	3.35%	100.00%	—	—
Dynamic Gold & Precious Metals Fund	0.22%	1.04%	0.05%	100.00%	—	—
Dynamic U.S. Growth Fund	0.00%	1.61%	1.90%	100.00%	—	—
Dynamic Energy Income Fund	0.09%	98.64%	5.04%	100.00%	898,066	132,434
Dynamic Canadian Value Fund	0.12%	100.00%	22.11%	0.00%	—	—

(a)  The ordinary distributions paid (net investment income plus short-term capital gain) represent the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

(b)  The distributions paid by each Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

(c)  The ordinary income distribution qualifies for the dividends received deduction available to corporations.

(d)  The ordinary income distribution qualifies for short-term gain, pursuant to the American Job Creation Act of 2004.

(e)  The Funds intend to elect to pass through the foreign taxes paid for the year ended September 30, 2011.

Proxy Voting Information

A description of the Funds' policies and procedures with respect to the voting of proxies relating to the Funds' portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Funds' Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Funds' website at http://www.dundeewealthus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Funds' complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dynamic Funds 2011 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Dynamic Funds 2011 Annual Report

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

Dynamic Funds 2011 Annual Report

Annual Report

September 30, 2011

JOHCM International Select Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

7	Financial Statements

11	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Board Considerations Regarding Investment Sub-Advisory Agreement

19	Interested and Independent Trustees of the Trust

20	Officers of the Trust

21	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

JOHCM International Select Fund 2011 Annual Report

Letter to Shareholders

September 30, 2011
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the JOHCM International Select Fund. In this report, you will find important financial information about the JOHCM International Select Fund, as well as discussion of investment performance and a complete list of portfolio holdings as of September 30, 2011.

During the fiscal year ended September 30, 2011, investors faced widespread uncertainty in domestic and world markets. A wave of revolutionary demonstrations and protests spread throughout the Arab world. Leadership in Europe attempted to navigate a sovereign debt crisis in Greece that threatens the very stability of the European Union itself. Concerns mounted about China's ability to simultaneously control inflation and maintain rapid economic growth. And, finally, one of the premier debt rating agencies, Standard & Poor's, downgraded United States Treasury debt after Congressional infighting and inaction yielded no clear path to deficit reduction. Any single one of those issues would have roiled the markets, but taken together, they created massive challenges for investors attempting to navigate the markets with a long term view.

At DundeeWealth, our Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our Funds employ a sub-advised structure, in which DundeeWealth partners with well established asset management firms – some are our affiliates, others are independent. Our portfolio managers focus their efforts on identifying the most attractive investment opportunities within their respective mandates and are able to create portfolios of only those companies in which they have highest conviction. We believe this combination of skill, experience, discipline and perspective allows our managers to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

On February 1, 2011, DundeeWealth was acquired by The Bank of Nova Scotia ("Scotiabank") and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank's global wealth management division. This transaction has not resulted in any changes to the investment approach of our Funds, or to the services we provide. It has given us the opportunity to become a part of one of North America's premier financial institutions and Canada's most international bank. Through its team of more than 70,000 employees, Scotiabank and its affiliates offer a broad range of products and services, including personal, commercial, corporate and investment banking to more than 18.6 million customers in more than 50 countries around the world. Scotiabank trades on the Toronto Stock Exchange ("TSX") and the New York Stock Exchange under the symbol BNS. We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be better able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the JOHCM International Select Fund. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

JOHCM International Select Fund 2011 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2011 to September 30, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the JOHCM International Select Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expense Ratio(1)	Expenses Paid During the Period 4/01/11 to 9/30/11(2)
JOHCM International Select Fund
Actual Fund Return
Class I	$1,000.00	$810.00	1.09%	$4.95
Class II (3)	$1,000.00	$808.94	1.34%	$6.08
Hypothetical 5% Return
Class I	$1,000.00	$1,019.60	1.09%	$5.52
Class II (3)	$1,000.00	$1,018.35	1.34%	$6.78

(1)  Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

(3)  Class II Shares commenced investment operations on March 31, 2010.

JOHCM International Select Fund 2011 Annual Report
2

Performance

JOHCM International Select Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

	Class I		Class II
1 year	-6.86%		-6.85%
Since Inception	5.64	%(1)	0.74	%(2)

(1)  The Inception date of Class I was July 30, 2009.

(2)  The Inception date of Class II was March 31, 2010.

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on July 29, 2009, the Fund began investing consistent with its investment objective on July 30, 2009.

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund's shares may reflect that volatility.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratios for Class I and Class II at September 30, 2011 are 1.09% and 1.34%, respectively .

In the Fund's current prospectus, the Fund's gross expense ratios for Class I and Class II are 2.40% and 2.65%, respectively.

JOHCM International Select Fund 2011 Annual Report
3

Investment Review

JOHCM International Select Fund

September 30, 2011 (Unaudited)

Investment Philosophy and Process

JO Hambro Capital Management ("JOHCM") serves as the sub-adviser to the Fund. JOHCM was founded in 1993 and on October 26, 2011 was acquired by BT Investment Management. JOHCM's origins in the mid 1990s were in managing an activist equity product. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European). In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

The Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund's management team believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund's management team seeks to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund's management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

JOHCM International Select Fund Performance Review

For the one year period ended September 30, 2011, Class I Shares of the Fund returned -6.86% versus a return of -8.94% for its benchmark, the MSCI EAFE Index, for the same period. Since the inception of the Fund on July 30, 2009 through September 30, 2011, the Fund returned 5.64% versus a return of 2.04% achieved by the MSCI EAFE Index.

The primary drivers of the Fund's outperformance as compared to its benchmark during the fiscal year were positive security selection and positive allocation. Stock selection was especially strong in the Information Technology, Materials and Financials sectors and helped offset a negative selection effect in the Consumer Staples, Industrials and Consumer Discretionary sectors. The Fund also benefited from an underweight allocation to the Financials sector. The Fund's cash position and investments in Kabel Deutschland Holding AG, NEC Networks & System Integration Corp., Kalbe Farma and Bank Rakyat Indonesia were the five largest individual contributors and investments in Real Nutriceutical Group Ltd., Zhuzhou CSR Times Electric Co. Ltd., Hengdeli Holdings Ltd., Luk Fook Holdings International Ltd. and Albaraka Turk Katilim Bankasi A.S. were the five largest individual detractors on a relative basis.

The Fund's management team continues to adhere to its distinctive "4-Dimensional" global investment process, which focuses research on the company-specific, sector or country factors that it believes will drive each stock and then anticipates how these relationships will change over time. The Fund invests in a limited number of securities, ensuring that each holding remains a high conviction idea. Positions are equally weighted, as a risk control measure, to protect against over confidence bias and over concentration in individual stocks. The Fund's sell discipline will trim winners back to equally weighted positions and remove losers to make room for new higher conviction stocks.

September's significant fall in emerging Asian equities and currencies was a surprise to the Fund's management team. The Fund had been positioned to capitalize on what the Fund's management team believed to be improving economic fundamentals in Asia. Yet, the Asian currencies fell more than the Euro which is at the epicenter of the Eurozone debt crisis! To compound the Fund's underperformance, the traditional safe-haven areas of gold mining stocks and Swiss franc-denominated stocks also declined significantly in September, reversing their usual behavior of providing portfolio insurance during difficult times.

While the Fund's management team continues to see short-term cyclical headwinds, the team is optimistic about the Fund's current positioning and holdings, which are focused on structural growth stocks at attractive prices. The Fund's management team maintains a focus on countries where a growing middle class will likely drive improved infrastructure, leading to a reduction in inflation volatility. The Fund's management team believes this will increase confidence in policymakers and may translate into more stable currencies and stronger asset markets. Emerging market consumer companies and interest rate-sensitive businesses represent some of the largest active positions in the Fund relative to its benchmark. The Fund's management team believes that these companies represent strong fundamentals and should benefit from a normal interest rate cycle, in contrast to companies in developed markets that are operating with a near-zero interest rate policy.

The Financials sector had the largest underweight allocation as the Fund continued to avoid banks and other domestically leveraged, developed market stocks. The Fund also had an overweight exposure in the Information Technology sector, due to attractive valuations and significant opportunities for growth in price performance. Gold and shale-gas related companies were attractive due to their strong balance sheets, valuations and growth potential. The Fund's management team favored emerging markets consumer businesses and interest rate sensitive stocks because they believe these companies have the potential to recover ahead of their peers in developed markets due to healthy fundamentals and strong early growth cycle attributions.

Portfolio composition is subject to change at any time.

JOHCM International Select Fund 2011 Annual Report
4

Schedule of Investments

JOHCM International Select Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 92.6%
Bermuda - 5.0%
Seadrill, Ltd. †	90,372	$2,502,690
Jardine Matheson Holdings, Ltd. †	53,200	2,404,631
		4,907,321
Brazil - 2.5%
BR Malls Participacoes SA †	243,600	2,440,858
Canada†† - 9.3%
Canadian Energy Services & Technology Corp. †	238,212	2,386,894
Trican Well Service, Ltd. †	139,506	1,978,299
Valeant Pharmaceuticals International, Inc. †	65,529	2,442,564
Yamana Gold, Inc. †	168,721	2,315,305
		9,123,062
China - 2.7%
Zhaojin Mining Industry Co., Ltd., Class H †	1,592,386	2,639,131
Germany - 16.1%
Dialog Semiconductor plc * †	133,711	2,269,163
GEA Group AG †	107,621	2,514,604
Henkel AG & Co. KGaA * †	63,639	2,784,641
Infineon Technologies AG †	372,478	2,743,090
Kabel Deutschland Holding AG* †	52,951	2,854,298
SAP AG †	53,122	2,707,899
		15,873,695
Hong Kong - 7.5%
First Pacific Co., Ltd. †	3,429,000	2,993,809
Hengdeli Holdings, Ltd. †	6,358,882	2,151,480
Luk Fook Holdings International, Ltd. †	776,000	2,221,137
		7,366,426
Indonesia - 5.4%
PT Bank Rakyat Indonesia Persero Tbk †	4,012,878	2,632,926
PT Kalbe Farma Tbk †	7,557,934	2,729,721
		5,362,647
Ireland - 2.8%
Experian plc †	243,285	2,737,017
Italy - 2.0%
Tod's SpA †	23,812	2,003,649
Japan - 18.7%
Dena Co., Ltd. †	59,100	2,472,459
Hitachi High-Technologies Corp. †	125,973	2,520,917
Japan Securities Finance Co., Ltd. †	496,822	2,518,726

	Number of Shares	Market Value
Japan (continued)
NEC Networks & System Integration Corp. †	173,995	$2,728,591
Osaka Securities Exchange Co., Ltd. †	558	2,552,716
Softbank Corp. †	88,000	2,576,016
Sysmex Corp. †	85,890	3,085,166
		18,454,591
Luxembourg - 2.5%
L'Occitane International SA* †	1,225,839	2,468,677
Portugal - 2.6%
Jeronimo Martins SGPS SA * †	166,983	2,601,874
Qatar - 2.9%
Industries Qatar QSC †	83,497	2,820,250
Russia - 2.7%
Mail.ru Group, Ltd., GDR *	91,525	2,677,106
Thailand - 2.7%
Charoen Pokphand Foods PCL †	3,173,500	2,695,398
United Kingdom - 4.7%
Imagination Technologies Group plc* †	348,908	2,256,351
Intermediate Capital Group plc †	705,921	2,349,452
		4,605,803
United States - 2.5%
Virgin Media, Inc.	100,500	2,447,176
Total Common Stocks (Cost $103,104,412)		91,224,681
PREFERRED STOCKS - 2.5%
Germany - 2.5%
Hugo Boss AG †	31,377	2,500,588
Total Preferred Stocks (Cost $2,937,752)		2,500,588
	Principal Amount
SHORT-TERM INVESTMENTS - 3.3%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$3,297,156	3,297,156
Total Short-Term Investments (Cost $3,297,156)		3,297,156
Total Investments - 98.4% (Cost $109,339,320)***		97,022,425
Other Assets Less Liabilities - 1.6%		1,594,373
NET ASSETS - 100.0%		$98,616,798

JOHCM International Select Fund 2011 Annual Report
5

Schedule of Investments
(Continued)

JOHCM International Select Fund

September 30, 2011

†  Fair valued security. The aggregate value of fair valued securities is $88,600,987 comprising 89.84% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.

††  Canadian securities are fair valued on days when the Canadian securities markets are closed, but the United States securities markets are open.

GDR  Global Depositary Receipt.

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $109,554,725 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$2,049,381
Gross unrealized depreciation	(14,581,681)
Net unrealized depreciation	$(12,532,300)
Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	16.9%
Information Technology	15.6
Energy	14.7
Financials	12.7
Industrials	11.0
Health Care	8.4
Consumer Staples	8.2
Materials	5.0
Telecommunication Services	2.6
Cash and other	4.9
100.0%

See Notes to Financial Statements

JOHCM International Select Fund 2011 Annual Report
6

Statement of Assets and Liabilities

JOHCM International Select Fund

September 30, 2011

Assets:
Investments, at market value (cost $109,339,320) (Note 2 and Note 3)	$97,022,425
Foreign currency (cost $289,191)	281,267
Receivable from investments sold	2,115,850
Receivable from Fund shares sold	118,419
Dividends receivable	180,602
Other prepaid expenses	24,008
Total assets	99,742,571
Liabilities:
Payable for investments purchased	990,853
Payable for Fund shares redeemed	15,076
Investment advisory fees payable (Note 4)	17,902
Custodian fees payable (Note 6)	58,462
Administration and accounting fees payable (Note 6)	11,665
Transfer agent fees payable (Note 6)	3,849
Chief Compliance Officer fees payable (Note 4)	2,098
Shareholder servicing fees (Note 5)	930
Other accrued expenses	24,938
Total liabilities	1,125,773
Net Assets	$98,616,798
Net Assets consist of:
Paid-in capital	$111,691,240
Accumulated net investment income	416,664
Accumulated distributions in excess of net realized gain on investments
and foreign currency transactions	(1,144,089)
Net unrealized depreciation on investments	(12,316,895)
Net unrealized depreciation on foreign currency translations	(30,122)
Net Assets	$98,616,798
Shares of Beneficial Interest, each at $0.001 par value:
Class I:
Net Assets	$94,500,594
Shares outstanding (Unlimited number of shares authorized)	8,461,835
Net asset value, offering, and redemption price per share* (Note 2)	$11.17
Class II:
Net Assets	$4,116,204
Shares outstanding (Unlimited number of shares authorized)	366,993
Net asset value, offering, and redemption price per share* (Note 2)	$11.22

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

JOHCM International Select Fund 2011 Annual Report
7

Statement of Operations

JOHCM International Select Fund

For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $105,444)	$1,772,640
Interest	1,109
Total investment income	1,773,749
Expenses:
Investment advisory fees (Note 4)	782,474
Shareholder servicing fees - Class II (Note 5)	9,939
Administration and accounting fees (Note 6)	141,296
Legal fees	86,788
Custodian fees (Note 6)	83,248
Transfer agent fees (Note 6)	43,148
Registration and filing fees	37,560
Audit fees	33,854
Trustees' fees and expenses (Note 4)	26,991
Chief Compliance Officer fees (Note 4)	25,042
Printing fees	16,729
Insurance expense	15,400
Other	11,241
Subtotal	1,313,710
Fees waived and reimbursed by Adviser (Note 4)	(297,813)
Fees waived by Fund's service provider (Note 6)	(2,550)
Total net expenses	1,013,347
Net Investment Income	760,402
Realized and Unrealized Loss on Investments and Foreign Currrency:
Net realized loss on investments	(1,006,241)
Net realized loss on foreign currency transactions	(296,533)
Net realized loss on investments and foreign currency transactions	(1,302,774)
Net change in unrealized depreciation: on investments	(16,494,820)
on foreign currency translations	(30,975)
Net change in unrealized depreciation on investments and foreign currency translations	(16,525,795)
Net Realized and Unrealized Loss on Investments and Foreign Currrency	(17,828,569)
Net Decrease in Net Assets Resulting from Operations	$(17,068,167)

See Notes to Financial Statements

JOHCM International Select Fund 2011 Annual Report
8

Statement of Changes in Net Assets

JOHCM International Select Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$760,402	$365,166
Net realized loss on investments and foreign currency transactions	(1,302,774)	(31,133)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(16,525,795)	3,885,780
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,068,167)	4,219,813
Distributions to Shareholders from:
Net investment income
Class I	(373,409)	(19,141)
Net realized capital gains
Class I	(150,629)	-
Class II	(840)	-
	(151,469)	-
Total distributions to shareholders	(524,878)	(19,141)
Shares of Beneficial Interest Transactions:
Shares sold
Class I	98,051,260	18,564,241
Class II*	5,568,503	2,616,901
	103,619,763	21,181,142
Shares issued as reinvestment of distributions
Class I	524,038	17,388
Class II*	840	-
	524,878	17,388
Shares redeemed
Class I	(21,310,709)	(1,683,840)
Class II*	(3,312,893)	(113,042)
	(24,623,602)	(1,796,882)
Net increase in net assets from shares of beneficial interest transactions	79,521,039	19,401,648
Redemption fees	6,466	50
Net increase in net assets	61,934,460	23,602,370
Net Assets:
Beginning of year	36,682,338	13,079,968
End of year	$98,616,798	$36,682,338
Accumulated net investment income	$416,664	$326,215
Shares of Beneficial Interest Transactions:
Shares sold
Class I	7,216,513	1,723,596
Class II*	403,425	228,275
	7,619,938	1,951,871
Shares issued as reinvestment of distributions
Class I	38,732	1,616
Class II*	62	-
	38,794	1,616
Shares redeemed
Class I	(1,611,423)	(152,733)
Class II*	(254,421)	(10,348)
	(1,865,844)	(163,081)
Net Increase in shares outstanding	5,792,888	1,790,406

*Class II Shares commenced investment operations on March 31, 2010.

See Notes to Financial Statements

JOHCM International Select Fund 2011 Annual Report
9

Financial Highlights

JOHCM International Select Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09(4) Class I		For the Year Ended 9/30/11 Class II	For the Period Ended 9/30/10(7) Class II
Net asset value, beginning of period	$12.08	$10.50	$10.00		$12.07	$11.12
Income from Investment Operations:
Net investment income (1)	0.11	0.15	0.04		0.07	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.92)	1.44	0.46		(0.89)	0.84
Total from investment operations	(0.81)	1.59	0.50		(0.82)	0.95
Distributions:
Dividends from net investment income	(0.07)	(0.01)	-		-	-
Distributions from realized capital gains	(0.03)	-	-		(0.03)	-
Total distributions	(0.10)	(0.01)	-		(0.03)	-
Redemption fees added to paid-in capital (1)	0.00 (3)	0.00 (3)	-		0.00 (3)	0.00	(3)
Net asset value, end of period	$11.17	$12.08	$10.50		$11.22	$12.07
Total return	(6.86)%	15.18%	5.00	%(5)	(6.85)%	8.54	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$94,501	$34,051	$13,080		$4,116	$2,631
Operating expenses:
Before expense reimbursement/waiver	1.42%	2.40%	4.19	%(6)	1.67%	2.65	%(6)
After expense reimbursement/waiver	1.09%	1.09%	1.09	%(6)	1.34%	1.34	%(6)
Net investment income:
After expense reimbursement/waiver	0.84%	1.43%	2.19	%(6)	0.54%	2.12	%(6)
Portfolio turnover rate (2)	83.25%	79.52%	41.71	%(5)	83.25%	79.52	%(5)

(1)  Calculated based on the average number of shares outstanding during the period.

(2)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)  Amount represents less than $0.005 per share.

(4)  Class I Shares commenced investment operations on July 29, 2009.

(5)  Non-annualized.

(6)  Annualized.

(7)  Class II Shares commenced investment operations on March 31, 2010.

See Notes to Financial Statements

JOHCM International Select Fund 2011 Annual Report
10

Notes to Financial Statements

September 30, 2011

1.  Organization

The JOHCM International Select Fund (the "Fund") is a separate series of the DundeeWealth Funds (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. The accompanying financial statements and financial highlights are those of the Fund, which commenced investment operations on July 29, 2009. Class II Shares of the Fund commenced operations as of March 31, 2010. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in equity securities of foreign companies of any size, including small and mid capitalization companies, and in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies headquartered outside of the United States.

It is expected that a significant portion of the Fund's shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

Foreign Issuers Risks

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If JO Hambro Capital Management Ltd.'s (the "Sub-Adviser" or "JO Hambro") prediction of movements in the direction of the securities, foreign currency, and interest rate

JOHCM International Select Fund 2011 Annual Report
11

Notes to Financial Statements
(Continued)

markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures - The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2011, the Fund had no investments in futures contracts or options on futures.

Forward Foreign Currency Exchange Contracts – The Fund may engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies.

During the year ended September 30, 2011, the Fund had no investments in forward foreign currency exchange contracts.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2011, the Fund had no investments in options.

Foreign Currency Translations – The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JOHCM International Select Fund 2011 Annual Report
12

Notes to Financial Statements
(Continued)

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2011, is as follows:

Level 1: Quoted Prices
Common Stocks Market Value:
Russia	$2,677,106
United States	2,447,176
Short-term Investments Market Value	3,297,156
Total Level 1 Market Value of Investments	$8,421,438
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Bermuda	$4,907,321
Brazil	2,440,858
Canada	9,123,062
China	2,639,131
Germany	15,873,695
Hong Kong	7,366,426
Indonesia	5,362,647
Ireland	2,737,017
Italy	2,003,649
Japan	18,454,591
Luxembourg	2,468,677
Portugal	2,601,874
Qatar	2,820,250
Thailand	2,695,398
United Kingdom	4,605,803
Preferred Stocks Market Value:
Germany	2,500,588
Total Level 2 Market Value of Investments	$88,600,987
Total Market Value of Investments	$97,022,425

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

There were no Level 3 investments held at September 30, 2011 or September 30, 2010.

To adjust for the time difference between local market close and the calculation of the NAV, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements and does not expect a material impact.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US, LP ("DundeeWealth US") pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.85% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over JO Hambro, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with JO Hambro, pursuant to which JO Hambro serves as sub-adviser to the Fund.

Sub-advisory fees paid to JO Hambro under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and JO Hambro provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, JO Hambro is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. JO Hambro will be paid 0.40% on the first $30,000,000; 0.58% on the next $70,000,000; 0.64% on the balance of the average daily net assets of the Fund.

On July 19, 2011, J O Hambro Capital Management Group Limited, the Sub-Adviser's parent company, announced that BT Investment Management ("BTIM") had agreed to acquire the Sub-Adviser (the "Transaction"). The Transaction occurred on October 26, 2011. The Transaction constituted an assignment, automatically terminating the Sub-Advisory Agreement in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In anticipation of the Transaction, the Board of Trustees approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") and a new sub-advisory agreement (the "New Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement became effective upon the closing of the Transaction and provides that, during the interim period between the date of the Transaction and until shareholder approval of the New Sub-Advisory Agreement, the Sub-Adviser will continue to act as sub-adviser to the Fund on substantially the same terms and with the same fee structure as the Sub-Advisory Agreement, except that the compensation earned by the Sub-Adviser will be held in an interest bearing escrow account until shareholder approval of the New Sub-Advisory Agreement. A special meeting of the Fund's shareholders is scheduled for December 19, 2011 at which

JOHCM International Select Fund 2011 Annual Report
13

Notes to Financial Statements
(Continued)

shareholder approval of the New Sub-Advisory Agreement will be sought. A proxy statement related to the proposed approval of the New Sub-Advisory Agreement was sent to shareholders as of the record date of the shareholder meeting following the Transaction. Information concerning the Board of Trustees' considerations regarding the Interim and New Sub-Advisory Agreements is provided on page 17.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 1.09% for Class I Shares and 1.34% for Class II Shares until July 31, 2012 ("Expense Limitation"). DundeeWealth US may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made, as long as the Expense Limitation is maintained. For the year ended September 30, 2011, the Adviser reimbursed the Fund $297,813. The balance of recoverable expenses to DundeeWealth US at September 30, 2011 was $622,939.

For the year ended September 30, 2009, expiring September 30, 2012	$23,605
For the year ended September 30, 2010, expiring September 30, 2013	301,521
For the year ended September 30, 2011, expiring September 30, 2014	297,813
Balances of Recoverable Expenses to the Adviser	$622,939

The Trust does not pay any fees to its Officers for their services as such. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2011, the Fund was allocated $25,042 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting, and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate of 0.25% of its Class II Shares' average daily net assets, the annual limitation under the Service Plan.

6.  Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. ("BNYMIS"), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation, formerly known as PFPC Trust Company, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Pursuant to a services agreement, BNYMIS agreed to waive $2,550 in administration and accounting, custodian, and transfer agent fees for the Fund for the year ended September 30, 2011.

7.  Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended Sept. 30, 2011	Year Ended Sept. 30, 2010
Distribution paid from:
Ordinary income	$470,275	$19,141
Long-term capital gain	54,603	-
Total distributions paid	$524,878	$19,141

8.  Investment Transactions

Investment transactions for the year ended September 30, 2011, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$147,718,800	$72,717,353

9.  Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to RICs and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2011, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$744,697
Deferred post-October capital losses	(963,315)
Deferred post-October currency losses	(293,402)
Unrealized depreciation	(12,562,422)
Total accumulated losses	$(13,074,442)

*Includes unrealized depreciation on foreign currency translations.

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

JOHCM International Select Fund 2011 Annual Report
14

Notes to Financial Statements
(Continued)

Under the current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2011, the Fund had deferred currency losses of $293,402 and capital losses of $963,315.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, Dundee Wealth US will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

On December 22, 2010, The U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs"), including the Fund, since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The Modernization Act also provides that a company may inadvertently violate its income or asset composition requirements without causing the company's disqualification as a RIC.

10.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of capital gains to ordinary income and recharacterization of distributions. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2011, the reclassifications were as follows:

Decrease Accumulated Net Investment Income	Decrease Realized Loss on Investments
$(296,544)	$296,544

11.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.  Subsequent Events

Dundee Wealth US and the Trust have agreed to continue the Expense Limitation so that the Net Total Operating Expenses disclosed in Footnote 4 will be continued through January 31, 2013.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements other than that mentioned above and in Footnote 4 related to the acquisition of the Sub-Adviser.

JOHCM International Select Fund 2011 Annual Report
15

Report of Independent Registered Public Accounting Firm

The Board of Trustees of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the JOHCM International Select Fund (the "Fund"), including the schedule of investments, as of September 30, 2011, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010, and the financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and the financial highlights in their report dated November 26, 2010. The financial highlights for the period ended September 30, 2009 were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

JOHCM International Select Fund 2011 Annual Report
16

Board Considerations Regarding Sub-Advisory Agreement (Unaudited)

On October 26, 2011, BT Investment Management acquired J O Hambro Capital Management ("JO Hambro" or "Sub-Adviser") (the "Transaction"). The Transaction constituted an assignment, automatically terminating the Sub-Advisory Agreement between the Adviser and JO Hambro in accordance with the 1940 Act. In anticipation of the Transaction, at a meeting held on September 13, 2011, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), unanimously approved (i) an Interim Sub-Advisory Agreement and (ii) New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement provided that, during the interim period between the date of the Transaction and until shareholder approval of the New Sub-Advisory Agreement, JO Hambro would continue to act as sub-adviser on substantially the same terms and with the same fee structure as the Current Sub-Advisory Agreement, except that the compensation earned by JO Hambro would be held in an interest bearing escrow account until shareholder approval of the New Sub-Advisory Agreement.

In determining whether to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Board exercised its business judgment and considered information about the Sub-Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

(1)  Nature, Extent and Quality of Services Provided to the JO Hambro Fund.

The Board considered information it believed necessary to assess the stability of JO Hambro as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the JO Hambro Fund by JO Hambro following the closing of the Transaction. The Trustees also considered the details of the anticipated ownership structure of JO Hambro following the closing of the Transaction. The Board noted the anticipated long-term nature of the new ownership, and increasing benefits to management from the growth of assets under management and a comprehensive incentive and remuneration scheme, which should help JO Hambro retain key management and investment personnel.

The Trustees considered information addressing the projected benefits to JO Hambro expected to result from the Transaction. Management indicated that JO Hambro would remain an independent operating unit of BTIM. Management also expected that the current management group would remain intact. The Trustees reviewed JO Hambro's actions to minimize the likelihood that JO Hambro would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by JO Hambro following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. Management indicated that the current portfolio managers had been contacted, and that no personnel defections were expected. Management noted that portfolio manager compensation would continue to be tied to performance and assets, which provide portfolio managers with financial incentives to remain in their current positions; however, the remuneration would be more liquid than under the previous compensation scheme. Additionally, an enhanced retention mechanism would be put in place under the new compensation arrangement.

The Board then considered BTIM. Management indicated that BTIM is one of the leading fund managers in Australia with a strong reputation in Australian equities, fixed interest and cash products. The Board noted that JO Hambro will be a significant part of BTIM, as JO Hambro is expected to provide nearly 50% of BTIM's profits.

JO Hambro addressed for the Board its efforts both initially and on an ongoing basis to respond to questions from the Adviser, clients and potential clients regarding the Transaction. Management did not expect any significant client redemptions as a result of the Transaction.

(2)  Investment Performance of the JO Hambro Fund.

The Trustees considered the investment experience of JO Hambro. The Trustees considered the performance of the JO Hambro Fund during 2010 and 2011 compared to its benchmark index, the MCSI EAFE GR USD Index, as well as historical performance of other accounts managed by JO Hambro using investment strategies substantially similar to those of the JO Hambro Fund. The Board noted that the JO Hambro Fund's performance exceeded the performance of a comparable account managed by JO Hambro for the year-to-date period ended June 30, 2011. The Trustees also reviewed information concerning the JO Hambro Fund's performance versus its benchmark index, the MSCI EAFE GR USD Index. The JO Hambro Fund's performance exceeded that of the MSCI EAFE GR USD Index for the one-year period ended June 30, 2011. The Board also noted that the JO Hambro Fund's performance trailed the performance of the MSCI EAFE GR USD Index for the year-to-date period ended June 30, 2011.

(3)  Costs of Services Provided and Profits Realized by JO Hambro.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board's analysis of the JO Hambro Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the JO Hambro Fund compared to a peer group determined by Morningstar. The Board noted the Adviser's agreement to limit the total expenses of the JO Hambro Fund. It was noted that this expense limitation is to continue, and would not be affected by the Transaction. The Board also noted that JO Hambro's fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of JO Hambro. The

JOHCM International Select Fund 2011 Annual Report
17

Board Considerations Regarding Sub-Advisory Agreement (Unaudited)
(Continued)

Board noted that the JO Hambro Fund's advisory fee was slightly lower than the median advisory fee of its Morningstar peer group and slightly higher versus its entire Morningstar Foreign Large Blend category. It was also noted that DWUS and JO Hambro continues to waive or reimburse a portion of the advisory fee consistent with the expense limitation agreement. The JO Hambro Fund's net expense ratio was slightly lower than median net expense ratios of both the Morningstar peer group and the entire Morningstar Foreign Large Blend category Management also said that it did not expect changes in fee structures unless significant market changes occurred. JO Hambro advised the Board that it is profitable with respect to the services it provides to the JO Hambro Fund.

(4)  Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the JO Hambro Fund's assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that the fee paid to JO Hambro with respect to the Fund was subject to "reverse breakpoints" in fees, with DWUS paying a higher contractual fee rate to JO Hambro for sub-advisory services only as Fund assets grow. The Board determined that assets of the JO Hambro Fund had not grown sufficiently to consider the addition of breakpoints in the contractual advisory fee to be paid to DWUS. Management noted that the current fee waiver agreement continues until at least July 31, 2012 with respect to the JO Hambro Fund.

(5)  Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by JO Hambro from its management of the JO Hambro Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

(6)  Section 15(f) and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangements between JO Hambro and the JO Hambro Fund comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not "interested persons" (as defined in the 1940 Act) of JO Hambro in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), JO Hambro has represented that the Transaction will not have an economic impact on JO Hambro's ability to provide services to the JO Hambro Fund and no fee increases are contemplated and that the Transaction will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. JO Hambro represented that neither JO Hambro nor any interested person of JO Hambro will receive any compensation from the Trust or its shareholders, except as permitted pursuant to Section 15(f). Mr. Deringer indicated that, based on the information provided, the Transaction should comply with Section 15(f). The Board also considered the requirements of Rule 15a-4 and Management's representation to the Board that the Transaction complies with all the requirements of Rule 15a-4.

Conclusion

The Board of Trustees, and separately all of the Independent Trustees, concluded that the fees payable under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement were fair and reasonable with respect to the services that the Sub-Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

JOHCM International Select Fund 2011 Annual Report
18

Interested and Independent Trustees of the Trust (Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	15	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee Lead Independent Trustee	Since October 2006 Since March 2011	Millennium Oncology Management, Inc., Vice President Comprehensive Oncology Care, LLC, President (1999-2008)	15	Advaxis, Inc.

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswind Investments, LLC, Partner and Chief Executive Officer (2009) Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009) Essex Investment Management, Co Chief Executive Officer (2006 and prior)	15	None

JOHCM International Select Fund 2011 Annual Report
19

Officers of the Trust (Unaudited)

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010
BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services; Director/Chief Compliance Officer (2010-Present)
Hanlon Investment Management; Chief Compliance Officer (2009-2010)
Morgan Stanley Investment Management; Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004)

JOHCM International Select Fund 2011 Annual Report
20

Additional Fund Information

September 30, 2011
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2011, 0.01% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2011, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Short-Term Gain

For the year ended September 30, 2011, 100.00% of the ordinary income distribution qualifies for short-term gain, pursuant to The American Jobs Creation Act of 2004.

Dividends Received Deduction

For the year ended September 30, 2011 1.48% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Foreign Tax Credit

The Fund intends to elect to pass through the foreign taxes paid for the year ended September 30, 2011. Accordingly, the following items are being designated in respect of that election:

Foreign Source Income: $1,849,117

Foreign Taxes Paid: $105,444

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund's Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JOHCM International Select Fund 2011 Annual Report
21

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

JOHCM International Select Fund 2011 Annual Report
22

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

JOHCM International Select Fund 2011 Annual Report
23

This page is left blank intentionally.

Annual Report

September 30, 2011

Mount Lucas U.S. Focused Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Interested and Independent Trustees of the Trust

16	Officers of the Trust

17	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC , Three Canal Plaza, Suite 100, Portland, ME 04101

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report

Letter to Shareholders

September 30, 2011
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund. In this report, you will find important financial information about the Mount Lucas U.S. Focused Equity Fund, as well as discussion of investment performance and a complete list of portfolio holdings as of September 30, 2011.

During the fiscal year ended September 30, 2011, investors faced widespread uncertainty in domestic and world markets. A wave of revolutionary demonstrations and protests spread throughout the Arab world. Leadership in Europe attempted to navigate a sovereign debt crisis in Greece that threatens the very stability of the European Union itself. Concerns mounted about China's ability to simultaneously control inflation and maintain rapid economic growth. And, finally, one of the premier debt rating agencies, Standard & Poor's, downgraded United States Treasury debt after Congressional infighting and inaction yielded no clear path to deficit reduction. Any single one of those issues would have roiled the markets, but taken together, they created massive challenges for investors attempting to navigate the markets with a long term view.

At DundeeWealth, our Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our Funds employ a sub-advised structure, in which DundeeWealth partners with well established asset management firms – some are our affiliates, others are independent. Our portfolio managers focus their efforts on identifying the most attractive investment opportunities within their respective mandates and are able to create portfolios of only those companies in which they have highest conviction. We believe this combination of skill, experience, discipline and perspective allows our managers to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

On February 1, 2011, DundeeWealth was acquired by The Bank of Nova Scotia ("Scotiabank") and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank's global wealth management division. This transaction has not resulted in any changes to the investment approach of our Funds, or to the services we provide. It has given us the opportunity to become a part of one of North America's premier financial institutions and Canada's most international bank. Through its team of more than 70,000 employees, Scotiabank and its affiliates offer a broad range of products and services, including personal, commercial, corporate and investment banking to more than 18.6 million customers in more than 50 countries around the world. Scotiabank trades on the Toronto Stock Exchange ("TSX") and the New York Stock Exchange under the symbol BNS. We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be better able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Mount Lucas U.S. Focused Equity Fund . We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2011 to September 30, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expense Ratio(1)	Expenses Paid During the Period 4/01/11 to 9/30/11(2)
Mount Lucas U.S. Focused Equity Fund - Class I
Actual Fund Return	$1,000.00	$766.49	0.95%	$4.21
Hypothetical 5% Return	$1,000.00	$1,020.31	0.95%	$4.81

(1)  Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
2

Performance

Mount Lucas U.S. Focused Equity Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	(7.25)%
Since Inception (10/01/07)	(6.99)%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on September 28, 2007, the Fund began investing consistent with its investment objective on October 1, 2007.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing volatility and the possible loss of principal.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 0.95%.

In the Fund's current prospectus, the Fund's gross expense ratio is 3.39%.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
3

Investment Review

Mount Lucas U.S. Focused Equity Fund

September 30, 2011 (Unaudited)

Investment Philosophy and Process

Mount Lucas Management LP ("Mount Lucas") was founded in 1986 to provide alternative asset investments to institutional investors and high net worth individuals. The firm emphasizes the advantages of diversification, liquidity, transparency, and risk control and has developed innovative investment strategies that incorporate these characteristics. Mount Lucas's experienced investment professionals have extensive training in economic and financial analysis and in the development and use of quantitative investment methods.

Mount Lucas believes that a small number of factors can lead to consistent outperformance over time:

• Deep value stocks may be successful over the long term;

• Momentum tends to persist;

• Robust industry selection; and

• Consistent application of proven investment process.

Mount Lucas US Focused Equity Fund Performance Review

For the fiscal year ended September 30, 2011, the Fund returned -7.25% versus a return of 1.14% for the S&P 500 Index, the Fund's benchmark, and a return of -1.89% for the Russell 1000 Value Index for the same period. For the three year period ended September 30, 2011, the Fund returned 1.71% versus a return of 1.23% for the S&P 500 Index and a return of -1.52% for the Russell 1000 Value Index for the same period. Since the inception of the Fund on October 1, 2007 through September 30, 2011, the Fund returned -6.99% versus a return of -5.47% achieved by the S&P 500 Index and a return of -7.90% for the Russell 1000 Value Index.

During the fiscal year, the Fund's negative stock selection was the primary contributor to its underperformance relative to the S&P 500 Index. Security selection within the Consumer Discretionary, Information Technology and Consumer Staples sectors hurt relative performance. Allocation effect was negative as a result of an overweight position in the Energy sector and an underweight position in the Health Care sector. The five largest individual detractors from relative performance were Whirlpool Corp., Archer Daniels Midland Co., Murphy Oil Corp., Meredith Corp. and Netflix Inc. The Fund's relative performance was also negatively impacted by strong performance from Apple Inc. which is a significant weight in the S&P 500 but a zero weight in the Fund during the fiscal year. An overweight allocation to National Oilwell Varco Inc. was the largest individual contributor to relative performance and helped partially offset the negative selection effect.

The Fund continues to adhere to a quantitatively-driven investment process that invests in what the portfolio management team believes is an optimal mix of value and momentum-oriented stocks. Sector and industry weights are a function of this quantitative bottom-up stock selection process and the Fund will continue to invest in a concentrated portfolio of 20 to 40 stocks. At the end of the fiscal year, the Fund maintained significant overweight positions in the Energy, Telecommunication Services and Consumer Discretionary sectors and underweight positions in the Information Technology and Health Care sectors versus the benchmark.

Portfolio composition is subject to change at any time.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
4

Schedule of Investments

Mount Lucas U.S. Focused Equity Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 99.3%
Consumer Discretionary - 14.0%
Abercrombie & Fitch Co., Class A	3,056	$188,127
AutoNation, Inc.*	11,240	368,447
Chipotle Mexican Grill, Inc.*	635	192,373
JC Penney Co., Inc.	28,282	757,392
Netflix, Inc.*	1,889	213,759
The Interpublic Group of Companies, Inc.	17,421	125,431
Whirlpool Corp.	10,841	541,074
		2,386,603
Consumer Staples - 4.7%
Archer-Daniels-Midland Co.	23,875	592,339
Whole Foods Market, Inc.	3,022	197,367
		789,706
Energy - 25.5%
Cabot Oil & Gas Corp.	2,625	162,514
Chevron Corp.	14,487	1,340,337
ConocoPhillips	10,056	636,746
Marathon Oil Corp.	15,879	342,669
Marathon Petroleum Corp.	7,928	214,532
Murphy Oil Corp.	10,484	462,973
Pioneer Natural Resources Co.	2,133	140,287
Range Resources Corp.	3,091	180,700
Tesoro Corp.*	15,228	296,489
Valero Energy Corp.	31,339	557,207
		4,334,454
Financials - 5.9%
CB Richard Ellis Group, Inc., Class A*	8,606	115,837
The Chubb Corp.	14,782	886,772
		1,002,609
Health Care - 5.4%
Aetna, Inc.	19,824	720,602
Cerner Corp.*	2,919	200,010
		920,612
Industrials - 13.2%
L-3 Communications Holdings, Inc.	11,787	730,440
Northrop Grumman Corp.	14,699	766,700
Raytheon Co.	18,233	745,183
		2,242,323
Information Technology - 15.4%
Computer Sciences Corp.	25,721	690,609
F5 Networks, Inc.*	1,813	128,814
Jabil Circuit, Inc.	47,019	836,468
JDS Uniphase Corp.*	8,675	86,490
Molex, Inc.	36,921	752,081
Teradyne, Inc.*	11,406	125,580
		2,620,042

	Number of Shares	Market Value
Materials - 4.7%
CF Industries Holdings, Inc.	1,028	$126,845
International Paper Co.	29,064	675,738
		802,583
Telecommunication Services - 10.5%
AT&T, Inc.	31,855	908,505
CenturyLink, Inc.	22,380	741,226
MetroPCS Communications, Inc.*	15,152	131,974
		1,781,705
Total Common Stocks (Cost $19,885,743)		16,880,637
	Principal Amount
SHORT-TERM INVESTMENTS - 1.0%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$168,797	168,797
Total Short-Term Investments (Cost $168,797)		168,797
Total Investments - 100.3% (Cost $20,054,540)***		17,049,434
Liabilities in Excess of Other Assets - (0.3)%		(46,293)
NET ASSETS - 100.0%		$17,003,141

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $20,145,076 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$57,938
Gross unrealized depreciation	(3,153,580)
Net unrealized depreciation	$(3,095,642)
Sector Allocation (Unaudited)	% of Net Assets
Energy	25.5%
Information Technology	15.4
Consumer Discretionary	14.0
Industrials	13.2
Telecommunication Services	10.5
Financials	5.9
Health Care	5.4
Materials	4.7
Consumer Staples	4.7
Cash and other	0.7
100.0%

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
5

Statement of Assets and Liabilities

Mount Lucas U.S. Focused Equity Fund

September 30, 2011

Assets:
Investments, at market value (cost $20,054,540) (Note 2 and Note 3)	$17,049,434
Receivable for investments sold	55,978
Dividends and interest receivable	18,345
Prepaid expenses	18,021
Total assets	17,141,778
Liabilities:
Payable for Fund shares redeemed	104,102
Payable for investments purchased	7,405
Investment advisory fee payable (Note 4)	7,962
Custodian fees payable (Note 5)	4,260
Administration and accounting fees payable (Note 5)	3,399
Transfer agent fees payable (Note 5)	2,833
Chief Compliance Officer fees payable (Note 4)	348
Other accrued expenses	8,328
Total liabilities	138,637
Net Assets	$17,003,141
Net Assets consist of:
Paid-in capital	$20,672,469
Undistributed net investment income	239,116
Accumulated net realized loss on investments	(903,338)
Net unrealized depreciation on investments	(3,005,106)
Net Assets	$17,003,141
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	2,398,189
Net asset value, offering, and redemption price per share* (Note 2)	$7.09

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
6

Statement of Operations

Mount Lucas U.S. Focused Equity Fund

For the Year Ended September 30, 2011

Investment Income:
Dividends	$470,603
Interest	122
Total investment income	470,725
Expenses:
Investment advisory fees (Note 4)	134,008
Administration and accounting fees (Note 5)	46,716
Transfer agent fees (Note 5)	24,015
Registration and filing fees	20,436
Audit fees	18,553
Custodian fees (Note 5)	18,275
Legal fees	18,096
Printing fees	10,705
Trustees' fees and expenses (Note 4)	5,490
Insurance expense	5,137
Chief Compliance Officer fees (Note 4)	5,125
Other	3,844
Subtotal	310,400
Fees waived and reimbursed by Adviser (Note 4)	(140,656)
Net expenses	169,744
Net Investment Income	300,981
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	859,309
Net change in unrealized depreciation on investments	(3,472,960)
Net Realized and Unrealized Gain (Loss) on Investments	(2,613,651)
Net Decrease in Net Assets Resulting from Operations	$(2,312,670)

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
7

Statement of Changes in Net Assets

Mount Lucas U.S. Focused Equity Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$300,981	$62,796
Net realized gain on investments	859,309	931,366
Net change in unrealized depreciation on investments	(3,472,960)	(50,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,312,670)	943,695
Distributions to Shareholders from:
Net investment income	(100,712)	(42,436)
Total distributions to shareholders	(100,712)	(42,436)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	11,405,251	6,662,376
Shares issued as reinvestment of distributions	99,444	42,284
Shares redeemed	(1,930,184)	(1,857,322)
Net increase in net assets from shares of beneficial interest transactions	9,574,511	4,847,338
Redemption fees	253,867	12,820
Net increase in net assets	7,414,996	5,761,417
Net Assets:
Beginning of year	9,588,145	3,826,728
End of year	$17,003,141	$9,588,145
Undistributed net investment income	$239,116	$41,671
Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,368,072	914,026
Shares issued as reinvestment of distributions	11,496	5,968
Shares redeemed	(228,240)	(262,337)
Net increase in shares outstanding	1,151,328	657,657

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
8

Financial Highlights

Mount Lucas U.S. Focused Equity Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I	For the Period Ended 9/30/07(1) Class I
Net asset value, beginning of period	$7.69	$6.49	$7.07	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.14	0.07	0.10	0.12	-
Net realized and unrealized gain (loss) on investments	(0.81)	1.19	(0.51)	(2.99)	-
Total from investment operations	(0.67)	1.26	(0.41)	(2.87)	-
Less Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.17)	(0.06)	-
Total distributions	(0.05)	(0.07)	(0.17)	(0.06)	-
Redemption fees added to paid-in capital (2)	0.12	0.01	0.00 (3)	-	-
Net asset value, end of period	$7.09	$7.69	$6.49	$7.07	$10.00
Total return	(7.25)%	19.60%	(5.16)%	(28.88)%	-%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$17,003	$9,588	$3,827	$4,725	$-
Operating expenses:
Before expense reimbursement/waiver	1.74%	3.39%	7.91%	6.39%	-%
After expense reimbursement/waiver	0.95%	0.95%	0.95%	0.95%	-%
Net investment income:
After expense reimbursement/waiver	1.68%	0.95%	1.92%	1.41%	-%
Portfolio turnover rate	102.57%	120.20%	178.60%	89.99%	-%

(1)  The Fund commenced operations on September 28, 2007.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represents less than $0.005.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
9

Notes to Financial Statements

September 30, 2011

1.  Organization

The Mount Lucas U.S. Focused Equity Fund (the "Fund") is a separate series of the DundeeWealth Funds, (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2011, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in large capitalization U.S. common stocks with value characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 20 and 40 stocks.

It is expected that a significant portion of the Fund's shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

Non-Diversification Risks

The Fund has a non-diversified investment portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and invests in a limited number of issuers. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Mount Lucas Management Corp.'s (the "Sub-Adviser" or "Mount Lucas") prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
10

Notes to Financial Statements
(Continued)

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2011, the Fund had no investments in futures contracts or options on futures.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2011, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2011, is as follows:

Level 1 – Quoted Prices*	$17,049,434
Total Market Value of Investments	$17,049,434

*  Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2011 or September 30, 2010.

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements and does not expect a material impact.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US, LP ("DundeeWealth US") pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over Mount Lucas, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
11

Notes to Financial Statements
(Continued)

agreement (the "Sub-Advisory Agreement") with Mount Lucas, pursuant to which Mount Lucas serves as sub-adviser to the Fund.

Sub-advisory fees paid to Mount Lucas under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Mount Lucas provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, Mount Lucas is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets of the Fund.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 0.95% for the Class I shares of the Fund until January 31, 2012 ("Expense Limitation"). The Trust has agreed, commencing September 27, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2011, DundeeWealth US reimbursed the Fund $140,656. The balance of recoverable expenses to DundeeWealth US at September 30, 2011 was $142,112.

For the year ended September 30, 2010, expiring September 30, 2013	$1,456
For the year ended September 30, 2011, expiring September 30, 2014	140,656
Balances of Recoverable Expenses to the Adviser	$142,112

The Trust does not pay any fees to its Officers for their services as such. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2011, the Fund was allocated $5,125 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. ("BNYMIS"), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation, formerly known as PFPC Trust Company, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.  Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Distribution paid from:
Ordinary income	$100,712	$42,436

7.  Investment Transactions

Investment transactions for the year ended September 30, 2011, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$27,858,595	$17,820,297

8.  Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to RICs and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2011, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$244,952
Other book/tax differences	(5,836)
Capital loss carryforward	(812,802)
Unrealized depreciation	(3,095,642)
Total accumulated losses	$(3,669,328)

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2011, the Fund had a capital loss carryforward of $812,802, which is available to reduce future required distributions of net capital gains to shareholders. $8,646 is available through 2017 and $804,156 is available through 2018.

During the year ended September 30, 2011, The Fund utilized capital loss carryforward of $944,733.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
12

Notes to Financial Statements
(Continued)

determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, DundeeWealth US will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

On December 22, 2010, The U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs"), including the Fund, since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The Modernization Act also provides that a company may inadvertently violate its income or asset composition requirements without causing the company's disqualification as a RIC.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of real estate investment trust distributions from ordinary income to capital gains. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2011, the reclassifications were as follows:

Decrease Undistributed Net Investment Income	Increase Realized Loss on Investments
$(2,824)	$2,824

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

11.  Subsequent Events

Dundee Wealth US and the Trust have agreed to continue the Expense Limitation so that the Net Total Operating Expenses disclosed in Footnote 4 will be continued through January 31, 2013.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
13

Report of Independent Registered Public Accounting Firm

The Board of Trustees of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the Mount Lucas U.S. Focused Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 2011, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010, and the financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and the financial highlights in their report dated November 26, 2010. The financial highlights for the two years ended September 30, 2009 and the period ended September 30, 2007, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
14

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	15	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President	15	Advaxis, Inc.

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswind Investments, LLC, Partner and Chief Executive Officer (2009)	15	None

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

			Essex Investment Management, Co Chief Executive Officer (2006 and prior)

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
15

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services; Director/Chief Compliance Officer (2010-Present)

Hanlon Investment Management; Chief Compliance Officer (2009-2010)

Morgan Stanley Investment Management; Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004)

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
16

Additional Fund Information

September 30, 2011
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2011, 0.03% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2011, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2011 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or or by downloading the Fund's Statements & Additional Information, which contains the policies and procedures Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
17

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Mount Lucas U.S. Focused Equity Fund 2011 Annual Report
18

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

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Annual Report

September 30, 2011

Smith Group Large Cap Core Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

14	Report of Independent Registered Public Accounting Firm

15	Interested and Independent Trustees of the Trust

16	Officers of the Trust

17	Additional Fund Information

This report is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund's current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

Smith Group Large Cap Core Growth Fund 2011 Annual Report

Letter to Shareholders

September 30, 2011
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Smith Group Large Cap Core Growth Fund. In this report, you will find important financial information about the Smith Group Large Cap Core Growth Fund, as well as discussion of investment performance and a complete list of portfolio holdings as of September 30, 2011.

During the fiscal year ended September 30, 2011, investors faced widespread uncertainty in domestic and world markets. A wave of revolutionary demonstrations and protests spread throughout the Arab world. Leadership in Europe attempted to navigate a sovereign debt crisis in Greece that threatens the very stability of the European Union itself. Concerns mounted about China's ability to simultaneously control inflation and maintain rapid economic growth. And, finally, one of the premier debt rating agencies, Standard & Poor's, downgraded United States Treasury debt after Congressional infighting and inaction yielded no clear path to deficit reduction. Any single one of those issues would have roiled the markets, but taken together, they created massive challenges for investors attempting to navigate the markets with a long term view.

At DundeeWealth, our Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our Funds employ a sub-advised structure, in which DundeeWealth partners with well established asset management firms – some are our affiliates, others are independent. Our portfolio managers focus their efforts on identifying the most attractive investment opportunities within their respective mandates and are able to create portfolios of only those companies in which they have highest conviction. We believe this combination of skill, experience, discipline and perspective allows our managers to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

On February 1, 2011, DundeeWealth was acquired by The Bank of Nova Scotia ("Scotiabank") and became a wholly-owned subsidiary of Scotiabank, operating as part of Scotiabank's global wealth management division. This transaction has not resulted in any changes to the investment approach of our Funds, or to the services we provide. It has given us the opportunity to become a part of one of North America's premier financial institutions and Canada's most international bank. Through its team of more than 70,000 employees, Scotiabank and its affiliates offer a broad range of products and services, including personal, commercial, corporate and investment banking to more than 18.6 million customers in more than 50 countries around the world. Scotiabank trades on the Toronto Stock Exchange ("TSX") and the New York Stock Exchange under the symbol BNS. We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be better able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Smith Group Large Cap Core Growth Fund. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Smith Group Large Cap Core Growth Fund 2011 Annual Report
1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2011 to September 30, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the "Fund"), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the period. The "Expense Ratio" column shows the period's annualized expense ratio and the "Expenses Paid During the Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/11	Ending Account Value 9/30/11	Expense Ratio(1)	Expenses Paid During the Period 4/01/11 to 9/30/11(2)
Smith Group Large Cap Core Growth Fund - Class I
Actual Fund Return	$1,000.00	$836.26	0.79%	$3.64
Hypothetical 5% Return	$1,000.00	$1,021.11	0.79%	$4.00

(1)  Annualized, based on the Fund's expenses for the period.

(2)  Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 365.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
2

Performance

Smith Group Large Cap Core Growth Fund (Unaudited)

Average Annual Total Returns*

As of September 30, 2011

Class I
1 year	6.15%
Since Inception (6/01/07)	(7.16)%

Growth of a $10,000 investment since Fund inception

  Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**  While the Fund commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

The value of the Fund's investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund's net expense ratio at September 30, 2011 is 0.79%.

In the Fund's current prospectus, the Fund's gross expense ratio is 1.99%.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
3

Investment Review

Smith Group Large Cap Core Growth Fund

September 30, 2011 (Unaudited)

Investment Philosophy and Process

Smith Asset Management Group ("Smith") serves as sub-adviser to the Fund. Smith is an independent investment advisory firm that was founded in 1995. Smith manages assets for institutions, families, and individuals. Smith's investment professionals use a disciplined process to identify high quality growth companies to build portfolios that are well positioned to create long term investment value.

Smith applies an engineering approach that leverages technology and fundamental research to identify companies with undiscovered growth potential. Smith seeks to create a risk-controlled portfolio for the Fund that is well positioned to benefit from positive earnings surprise that produces attractive returns.

Smith Group Large Cap Core Growth Fund Performance Review

For the fiscal year ended September 30, 2011, the Fund returned 6.15% versus a return of 1.14% for the S&P 500 Index, the Fund's benchmark, and a return of 3.78% for the Russell 1000 Growth Index for the same period. For the three year period ended September 30, 2011, the Fund returned -2.79% versus a return of 1.23% for the S&P 500 Index and a return of 4.69% for the Russell 1000 Growth Index for the same period. Since the inception of the Fund on June 1, 2007 through September 30, 2011, the Fund returned -7.16% versus a return of -4.78% achieved by the S&P 500 Index and a return of -1.70% for the Russell 1000 Growth Index.

As the Fund's fiscal year came to a close, the overwhelming mood of investors around the world appeared to be gloom-and-doom as they cannot seem to keep their focus away from (a) dysfunctional American politics and (b) the European financial crisis. That combination seems to be the main reason for the dismal state of the U.S. stock market. The Fund's investment process continues to identify businesses with improving business fundamentals, primarily in the form of higher growth expectations and consistent earnings quality.

The extremely low yield on U.S. Treasury bonds is the most glaring indicator of risk avoidance. While the Federal Reserve is contributing a healthy dose of market intervention, fear is also a significant driver of low interest rates. Underperformance by the most economically sensitive companies and by small and mid-capitalization companies, which are viewed as higher risk than larger peers, also supports this framework. The Fund's management team believes that neither market capitalization nor economic sector should define risk. Rather, each potential investment should be weighed by the intrinsic qualities of the company's financial statements, business model, valuation and competitive positioning.

Consistent with the Fund's investment process, the Fund will invest in companies whose earnings are expected to grow faster and deliver a higher growth rate than expected. Stock selection is historically the primary driver of excess return which was evident in the Fund's outperformance as compared to its benchmark during the fiscal year. The Fund's outperformance was almost entirely attributable to stock selection versus sector weighting. Stock selection within the Consumer Discretionary, Financials, Information Technology and Materials sectors was the largest contributor to performance. The top five individual contributors to return include Whole Foods Market Inc., Watson Pharmaceuticals Inc., Ross Stores Inc., Limited Brands Inc. Cooper Cos. The largest individual detractor was an investment in ManpowerGroup, which performed poorly during the period and is not included in the Fund's benchmark.

The Fund's management team expects the dramatic shifts between market outperformers and underperformers to continue driven largely by uncertainty about the future of the Eurozone, economic growth in China, and fiscal and monetary policy in the U.S. The Fund's management team believes that a quality bias is most likely to deliver quality growth when the prospect for growth in the overall market is uncertain.

The Fund's investment process is grounded in the premise that earnings drive stock prices and companies growing faster than expectations will be rewarded in the long run. Historically, this has been true in most market environments. However, there are times when economic/market difficulties can reduce the importance placed on company fundamentals. When this situation occurs, the impact of common market risk factors, like Beta, is amplified. The Fund's management team believes that the key to successfully navigating these periods is to increase focus on risk management in portfolio construction to avoid being on the wrong side of market driven risks while maintaining a disciplined focus on individual stock selection.

Portfolio composition is subject to change at any time.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
4

Schedule of Investments

Smith Group Large Cap Core Growth Fund

September 30, 2011

	Number of Shares	Market Value
COMMON STOCKS - 97.6%
Consumer Discretionary - 13.2%
Bed Bath & Beyond, Inc.*	25,670	$1,471,148
Home Depot, Inc.	40,900	1,344,383
Mattel, Inc.	54,120	1,401,167
priceline.com, Inc.*	2,815	1,265,230
Ross Stores, Inc.	18,940	1,490,389
		6,972,317
Consumer Staples - 7.3%
Coca-Cola Enterprises, Inc.	51,700	1,286,296
Corn Products International, Inc.	27,700	1,086,948
Whole Foods Market, Inc.	22,800	1,489,068
		3,862,312
Energy - 11.1%
Chevron Corp.	14,100	1,304,532
Exxon Mobil Corp.	18,010	1,308,066
Helmerich & Payne, Inc.	24,290	986,174
Noble Energy, Inc.	16,400	1,161,120
Occidental Petroleum Corp.	15,500	1,108,250
		5,868,142
Financials - 12.2%
American Express Co.	28,480	1,278,752
Capital One Financial Corp.	30,280	1,199,996
East West Bancorp, Inc.	79,500	1,185,345
IntercontinentalExchange, Inc.*	11,900	1,407,294
The Chubb Corp.	22,500	1,349,775
		6,421,162
Health Care - 17.0%
Aetna, Inc.	35,500	1,290,425
DENTSPLY International, Inc.	40,600	1,246,014
Endo Pharmaceuticals Holdings, Inc.*	41,700	1,167,183
Express Scripts, Inc.*	28,240	1,046,857
McKesson Corp.	17,910	1,302,057
The Cooper Companies, Inc.	18,500	1,464,275
Watson Pharmaceuticals, Inc.*	21,300	1,453,725
		8,970,536
Industrials - 8.7%
Cummins, Inc.	14,800	1,208,568
Eaton Corp.	32,000	1,136,000
Manpower, Inc.	32,930	1,107,107
Ryder Systems, Inc.	29,600	1,110,296
		4,561,971
Information Technology - 20.8%
ANSYS, Inc.*	27,880	1,367,235
Apple, Inc.*	4,130	1,574,273
BMC Software, Inc.*	32,390	1,248,958
Check Point Software Technologies, Ltd.*	25,500	1,345,380
EMC Corp.*	59,400	1,246,806
International Business Machines Corp.	8,460	1,480,754
Motorola Solutions, Inc.	31,100	1,303,090

	Number of Shares	Market Value
Information Technology (continued)
TIBCO Software, Inc.*	61,800	$1,383,702
		10,950,198
Materials - 4.8%
CF Industries Holdings, Inc.	10,200	1,258,578
PPG Industries, Inc.	17,700	1,250,682
		2,509,260
Utilities - 2.5%
Exelon Corp.	30,900	1,316,649
Total Common Stocks (Cost $51,586,621)		51,432,547
	Principal Amount
SHORT-TERM INVESTMENTS - 2.1%
BNY Mellon Cash Reserve, 0.05%**, due 10/03/11	$1,102,155	1,102,155
Total Short-Term Investments (Cost $1,102,155)		1,102,155
Total Investments - 99.7% (Cost $52,688,776)***		52,534,702
Other Assets Less Liabilities - 0.3%		136,137
NET ASSETS - 100.0%		$52,670,839

*  Non-income producing security.

**  Current yield as of September 30, 2011.

***  Aggregate tax cost is $52,708,615 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,142,025
Gross unrealized depreciation	(5,315,938)
Net unrealized depreciation	$(173,913)
Sector Allocation (Unaudited)	% of Net Assets
Information Technology	20.8%
Health Care	17.0
Consumer Discretionary	13.2
Financials	12.2
Energy	11.1
Industrials	8.7
Consumer Staples	7.3
Materials	4.8
Utilities	2.5
Cash and other	2.4
100.0%

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2011 Annual Report
5

Statement of Assets and Liabilities

Smith Group Large Cap Core Growth Fund

September 30, 2011

Assets:
Investments, at market value (cost $52,688,776) (Note 2 and Note 3)	$52,534,702
Receivable from Fund shares sold	193,781
Dividends and interest receivable	32,791
Prepaid expenses	20,058
Total assets	52,781,332
Liabilities:
Payable for Fund shares redeemed	61,907
Investment advisory fee payable (Note 4)	14,480
Custodian fees payable (Note 5)	9,012
Legal and audit fees payable	7,699
Transfer agent fees payable (Note 5)	6,411
Administration and accounting fees payable (Note 5)	5,770
Chief Compliance Officer fees payable (Note 4)	1,056
Other accrued expenses	4,158
Total liabilities	110,493
Net Assets	$52,670,839
Net Assets consist of:
Paid-in capital	$61,110,318
Undistributed net investment income	111,538
Accumulated net realized loss on investments	(8,396,943)
Net unrealized depreciation on investments	(154,074)
Net Assets	$52,670,839
Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	7,369,272
Net asset value, offering, and redemption price per share* (Note 2)	$7.15

*Shares of the Fund redeemed within 90 days of purchase are charged a 2% redemption fee.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2011 Annual Report
6

Statement of Operations

Smith Group Large Cap Core Growth Fund

For the Year Ended September 30, 2011

Investment Income:
Dividends	$687,502
Interest	688
Total investment income	688,190
Expenses:
Investment advisory fees (Note 4)	299,884
Administration and accounting fees (Note 5)	77,393
Legal fees	51,896
Transfer agent fees (Note 5)	44,593
Audit fees	43,779
Registration and filing fees	33,079
Custodian fees (Note 5)	20,169
Insurance expense	18,939
Trustees' fees and expenses (Note 4)	15,394
Chief Compliance Officer fees (Note 4)	14,374
Printing fees	8,481
Other	5,447
Subtotal	633,428
Fees waived and reimbursed by Adviser (Note 4)	(245,054)
Net expenses	388,374
Net Investment Income	299,816
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,119,258
Net change in unrealized depreciation
on investments	(3,584,632)
Net Realized and Unrealized Gain on Investments	534,626
Net Increase in Net Assets Resulting from Operations	$834,442

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2011 Annual Report
7

Statement of Changes in Net Assets

Smith Group Large Cap Core Growth Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Operations:
Net investment income	$299,816	$117,811
Net realized gain on investments	4,119,258	1,896,009
Net change in unrealized appreciation/(depreciation) on investments	(3,584,632)	358,822
Net Increase in Net Assets Resulting from Operations	834,442	2,372,642
Distributions to Shareholders from:
Net investment income	(235,661)	(119,614)
Total distributions to shareholders	(235,661)	(119,614)
Shares of Beneficial Interest Transactions (Class I):
Shares sold	30,174,662	24,854,573
Shares issued as reinvestment of distributions	212,617	108,625
Shares redeemed	(20,307,163)	(12,107,094)
Net increase in net assets from shares of beneficial interest transactions	10,080,116	12,856,104
Redemption fees	2,403	76
Net increase in net assets	10,681,300	15,109,208
Net Assets:
Beginning of year	41,989,539	26,880,331
End of year	$52,670,839	$41,989,539
Undistributed net investment income	$111,538	$47,383
Shares of Beneficial Interest Transactions (Class I):
Shares sold	3,697,551	3,818,588
Shares issued as reinvestment of distributions	27,577	16,459
Shares redeemed	(2,556,923)	(1,891,738)
Net increase in shares outstanding	1,168,205	1,943,309

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2011 Annual Report
8

Financial Highlights

Smith Group Large Cap Core Growth Fund

For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I	For the Period Ended 9/30/07(1) Class I
Net asset value, beginning of period	$6.77	$6.31	$7.87	$10.31	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.05	0.02	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.37	0.46	(1.56)	(2.43)	0.30
Total from investment operations	0.42	0.48	(1.54)	(2.41)	0.31
Less Distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.02)	(0.03)	-
Total distributions	(0.04)	(0.02)	(0.02)	(0.03)	-
Redemption fees added to paid-in capital (2)	0.00 (3)	0.00 (3)	-	-	-
Net asset value, end of period	$7.15	$6.77	$6.31	$7.87	$10.31
Total return	6.15%	7.64%	(19.59)%	(23.46)%	3.10	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000's)	$52,671	$41,990	$26,880	$29,548	$15,405
Operating expenses:
Before expense reimbursement/waiver	1.29%	1.99%	2.59%	2.59%	7.82	%(5)
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79	%(5)
Net investment income:
After expense reimbursement/waiver	0.61%	0.32%	0.35%	0.20%	0.79	%(5)
Portfolio turnover rate	84.41%	90.26%	138.18%	112.00%	11.99	%(4)

(1)  The Fund commenced operations on May 31, 2007.

(2)  Calculated based on the average number of shares outstanding during the period.

(3)  Amount represent less than $0.005.

(4)  Non-annualized.

(5)  Annualized.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2011 Annual Report
9

Notes to Financial Statements

September 30, 2011

1.  Organization

The Smith Group Large Cap Core Growth Fund (the "Fund") is a separate series of the DundeeWealth Funds (the "Trust"), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2011, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and, under normal market conditions, invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies which Smith Asset Management Group, LP (the "Sub-Adviser" or "Smith") believes have the highest probability of an earnings growth rate that exceeds investor expectations.

It is expected that a significant portion of the Fund's shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund's investment strategy and result in increased overall expenses for the remaining shareholders.

2.  Significant Accounting Policies

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") has become the exclusive reference of authoritative United States of America ("U.S.") generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security's primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Smith's prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2011, the Fund had no investments in futures contracts.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
10

Notes to Financial Statements
(Continued)

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations.

During the year ended September 30, 2011, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value ("NAV") per share for each class of shares of the Fund is the value of that class's portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund imposes a redemption fee of 2.00% on shares that are redeemed within 90 days of purchase. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as having been redeemed first. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.  Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

Level 1:  Quoted prices in active markets for identical securities

Level 2:  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:  Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund's investments as of September 30, 2011, is as follows:

Level 1 – Quoted Prices*	$52,534,702
Total Market Value of Investments	$52,534,702

*  Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

There were no Level 2 or 3 investments held at September 30, 2011 or September 30, 2010.

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements and does not expect a material impact.

4.  Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the "Advisory Agreement") with DundeeWealth US, LP ("DundeeWealth US") pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over Smith, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Smith, pursuant to which Smith serves as sub-adviser to the Fund.

Sub-advisory fees paid to Smith under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund's assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Smith provide a continuous investment program for the Fund's portfolio, and oversee the administration of all aspects relating to the Fund's business and affairs.

For its services as investment sub-adviser to the Fund, Smith is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next

Smith Group Large Cap Core Growth Fund 2011 Annual Report
11

Notes to Financial Statements
(Continued)

$400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's total annual operating expenses from exceeding 0.79% for the Class I shares of the Fund until January 31, 2012 ("Expense Limitation"). The Trust has agreed, commencing May 28, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2011, the Adviser reimbursed the Fund $245,054. The balance of recoverable expenses to the Adviser at September 30, 2011 was $416,345.

For the year ended September 30, 2010, expiring September 30, 2013	$171,291
For the year ended September 30, 2011, expiring September 30, 2014	245,054
Balances of Recoverable Expenses to the Adviser	$416,345

The Trust does not pay any fees to its Officers for their services as such. Currently, Martin Dziura of Cipperman Compliance Services serves as Chief Compliance Officer for the Trust. Mr. Dziura does not receive compensation for this position. However, Cipperman Compliance Services is compensated for the compliance services it provides to the Trust. For the year ended September 30, 2011, the Fund was allocated $14,374 in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

5.  Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. ("BNYMIS"), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation, formerly known as PFPC Trust Company, acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

6.  Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Distribution paid from:
Ordinary income	$235,661	$119,614

7.   Investment Transactions

Investment transactions for the year ended September 30, 2011, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$49,796,645	$40,283,862

8.  Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to RICs and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2011, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$124,992
Other book/tax differences	(13,454)
Capital loss carryforward	(8,377,104)
Unrealized depreciation	(173,913)
Total accumulated losses	$(8,439,479)

The differences between book and tax-basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2011, the Fund had a capital loss carryforward of $8,377,104, which is available to reduce future required distributions of net capital gains to shareholders. $1,821,715 is available through 2017; and $6,555,389 is available through 2018.

During the year ended September 30, 2011, The Fund utilized capital loss carryforward of $4,104,978.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and

Smith Group Large Cap Core Growth Fund 2011 Annual Report
12

Notes to Financial Statements
(Continued)

state taxing authorities. On an ongoing basis, DundeeWealth US will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary.

On December 22, 2010, The U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs"), including the Fund, since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The Modernization Act also provides that a company may inadvertently violate its income or asset composition requirements without causing the company's disqualification as a RIC.

9.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2011, there were no tax basis reclassifications.

10.  Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

11.  Subsequent Events

DundeeWealth US and the Trust have agreed to continue the Expense Limitation so that the Net Total Operating Expenses disclosed in Footnote 4 will be continued through January 31, 2013.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
13

Report of Independent Registered Public Accounting Firm

The Board of Trustees of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the Smith Group Large Cap Core Growth Fund (the "Fund"), including the schedule of investments, as of September 30, 2011, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010, and the financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and the financial highlights in their report dated November 26, 2010. The financial highlights for the two years ended September 30, 2009 and the period ended September 30, 2007, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

Smith Group Large Cap Core Growth Fund 2011 Annual Report
14

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	15	None

Independent Trustees:

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	15	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	Millennium Oncology Management, Inc., Vice President	15	Advaxis, Inc.

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Crosswind Investments, LLC, Partner and Chief Executive Officer (2009)	15	None

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

			Essex Investment Management, Co Chief Executive Officer (2006 and prior)

Smith Group Large Cap Core Growth Fund 2011 Annual Report
15

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Martin W. Dziura Year of Birth: 1959	Chief Compliance Officer	Since April 2010	Cipperman Compliance Services; Director/Chief Compliance Officer (2010-Present)

Hanlon Investment Management; Chief Compliance Officer (2009-2010)

Morgan Stanley Investment Management; Vice President, Compliance (2004-2009) and Vice President, Operations (2000-2004)

Smith Group Large Cap Core Growth Fund 2011 Annual Report
16

Additional Fund Information

September 30, 2011
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2011, 0.11% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2011, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2011, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund's Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund's website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund's complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
17

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS  WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?

For our everyday business purposes –	Yes	No

such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes –	No	We don't share

to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –	Yes	No

information about your transactions and experiences

For our affiliates' everyday business purposes –	No	We don't share

information about your creditworthiness

For our affiliates to market to you	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call1-888-572-0968 or go to www.dundeewealthus.com

Smith Group Large Cap Core Growth Fund 2011 Annual Report
18

Additional Fund Information
(Unaudited) (Continued)

What we do

How does DundeeWealth Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

? open an account

? provide account information

? give us your contact information

? make a wire transfer

? tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only

? sharing for affiliates' everyday business purposes – information about your creditworthiness

? affiliates from using your information to market to you

? sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

? Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

? DundeeWealth Funds doesn't share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

? DundeeWealth Funds doesn't jointly market.

Smith Group Large Cap Core Growth Fund 2011 Annual Report
19

This page is left blank intentionally.

Item 2. Code of Ethics.

(a)        The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)        There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)       During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $150,000 for 2011 and $148,500 for 2010.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

Tax Fees

(c)        The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,000 for 2011 and $33,750 for 2010. During 2011, the prior principal accountant billed the registrant’s investment adviser $14,000 for tax services.

All Other Fees

(d)       The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

   (e)(1)         Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee, or its delegate, must pre-approve all audit and non-audit services to be provided to the Registrant.  The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to DundeeWealth US, LP.

   (e)(2)         The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)          The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $76,125 for 2010.

(h)       The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                               Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		DundeeWealth Funds

By (Signature and Title)*		/s/ Amy Duling
Amy Duling, President
(principal executive officer)

Date	12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Amy Duling
Amy Duling, President
(principal executive officer)

Date	12/9/11

By (Signature and Title)*		/s/ John Leven
John Leven, Treasurer
(principal financial officer)

Date	12/9/11

* Print the name and title of each signing officer under his or her signature.